$254,570,000
                                  (APPROXIMATE)
                                  GSRPM 2003-1
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

--------------- ------------------ ------------------ ------------- --------- ----------------- ------------------
                                                                    ESTIMATED
                                                                    AVG.
                                                        INITIAL     LIFE         PRINCIPAL
                   APPROXIMATE      EXPECTED CREDIT   PASS-THROUGH  (YRS)      PAYMENT WINDOW      MOODY'S/S&P
 CERTIFICATES   PRINCIPAL BALANCE       SUPPORT         RATE (1)      (2)          (2)(3)       EXPECTED RATINGS
--------------- ------------------ ------------------ ------------- --------- ----------------- ------------------
A-1                 $61,421,000      9.50% (Ambac      LIBOR + [ ]    1.00     02/03 - 04/05         Aaa/AAA
                                         Wrap)            bps
A-2                 $54,935,000      9.50% (Ambac      LIBOR + [ ]    4.78     04/05 - 07/10         Aaa/AAA
                                         Wrap)            bps
A-3                $116,356,000      9.50% (Ambac      LIBOR + [ ]    2.79     02/03 - 07/10         Aaa/AAA
                                         Wrap)            bps
M-1                  $4,501,000                        LIBOR + [ ]    5.04     03/06 - 07/10          A2/A
                                         7.75%            bps
B-1                  $9,000,000                        LIBOR + [ ]    5.03     02/06 - 07/10        Baa1/BBB+
                                         4.25%            bps
B-2                  $3,857,000                        LIBOR + [ ]    5.01     02/06 - 07/10        Baa2/BBB
                                         2.75%            bps
B-3                  $4,500,000          1.00%         LIBOR + [ ]    4.74     02/06 - 07/10        Baa3/BBB-
                                                          bps
   TOTAL           $254,570,000(4)
--------------- ------------------ ------------------ ------------- --------- ----------------- ------------------

(1) See the Definitions section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The Stated Final Maturity Date for the Certificates is the Distribution Date in January 2032.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

SELECTED MORTGAGE POOL DATA (5)
-------------------------------

------------------------------------------------ --------------------- --------------------- -------------------
                                                       GROUP 1               GROUP 2               TOTAL
                                                  (ADJUSTABLE RATE)       (FIXED RATE)
------------------------------------------------ --------------------- --------------------- -------------------
SCHEDULED PRINCIPAL BALANCE:                       $137,192,688          $119,949,100        $257,141,789
NUMBER OF MORTGAGE LOANS:                                 1,455                 1,351               2,806
AVERAGE SCHEDULED PRINCIPAL BALANCE:                    $94,291               $88,785             $91,640
WEIGHTED AVERAGE GROSS COUPON:                            9.26%                10.43%               9.80%
WEIGHTED AVERAGE NET COUPON:                              8.71%                 9.93%               9.28%
WEIGHTED AVERAGE CREDIT SCORE (FICO) (6):                   571                   567                 569
WEIGHTED AVERAGE CURRENT LTV RATIO:                       80.7%                 78.8%               79.8%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):            294                   230                 264
WEIGHTED AVERAGE SEASONING (MONTHS):                         52                    53                  53
WEIGHTED AVERAGE MONTHS TO ROLL (7):                          4                   N/A                   4
WEIGHTED AVERAGE GROSS MARGIN (7):                        5.67%                   N/A               5.67%
WEIGHTED AVERAGE NET MARGIN (7):                          5.12%                   N/A               5.12%
WEIGHTED AVERAGE NEXT ADJUSTMENT RATE CAP (7):            1.45%                   N/A               1.45%
WEIGHTED AVERAGE PERIODIC RATE CAP (7):                   1.34%                   N/A               1.34%
WEIGHTED AVERAGE LIFE CAP (7):                            6.33%                   N/A               6.33%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE (7):        16.13%                   N/A              16.13%
------------------------------------------------ --------------------- --------------------- -------------------

(5) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.
(6) The Credit Scores (FICOs) for 95.0% of the Mortgage Loans were obtained in August 2002, 5.0% were obtained in June 2002.
(7) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FEATURES OF THE TRANSACTION
---------------------------

|X| Collateral consists of seasoned, sub-prime, fixed and adjustable rate, primarily single family residential mortgage loans (the "Mortgage Loans") acquired by Household Financial Services, Inc. ("Household") (80.8%), Equicredit Corporation of America, a subsidiary of Bank of America, N.A. ("Equicredit") (13.1%), Deerwood Corporation ("Deerwood") (5.0%) and Others (1.1%).

|X| The Household loans were restructured on average approximately 26 months ago.

|X|  The Mortgage Loans are current (90.8%) or 30-59 days delinquent (9.2%).

|X| The Mortgage Loans are serviced or master serviced by Wilshire Credit Corporation ("Wilshire") (86.7%) and Fairbanks Capital Corp. ("Fairbanks") (13.3%).

|X| Credit support for the Certificates will be provided through excess spread, over-collateralization, subordination and an Ambac wrap of the Class A Certificates.

|X| The Deal will be modeled on Intex as "GSRP0301" and on Bloomberg as "GSRPM 2003-1".

|X| The Certificates in the table above will be registered under a registration statement filed with the Securities and Exchange Commission.


TIME TABLE
----------

EXPECTED CLOSING DATE:          January 29th, 2003

CUT-OFF DATE:                   January 1st, 2003

EXPECTED PRICING DATE:          On or before January 17th, 2003

FIRST DISTRIBUTION DATE:        February 25th, 2003

INFORMATION DATE:               The Mortgage Loan information is as of January 1, 2003

KEY TERMS
---------

DEPOSITOR:                      GS Mortgage Securities Corp.

SERVICERS OR MASTER             Wilshire (86.7%) and Fairbanks (13.3%)
SERVICERS:

CREDIT INSURER:                 Ambac (with respect to the Class A Certificates)

TRUSTEE:                        JPMorgan Chase Bank

SERVICING FEE:                  50 bps for 95.0% of the Mortgage Loans; 100 bps for 5.0% of the Mortgage Loans

TRUSTEE FEE:                    0.25 bps

DISTRIBUTION DATE:              25th day of the month or the following Business Day

RECORD DATE:                    For any Distribution Date, the last Business Day of the accrual period

DELAY DAYS:                     0 day delay

DAY COUNT:                      Actual/360 basis

INTEREST ACCRUAL:               From and including the prior Distribution Date to and including the day prior to the current Distribution Date.

PRICING PREPAYMENT ASSUMPTION:  25% CPR


EXCESS SPREAD:                  The initial weighted average net coupon of the mortgage pool will be greater than the interest rate on the Offered Certificates, resulting in excess cash flow calculated in the following manner:

                                Initial Gross WAC:                                                      9.80%

                                   Less Servicing Fees & Expenses (1):                                  0.69%
                                                                                                        ----

                                Net WAC (2):                                                            8.99%

                                   Less Initial Certificate Coupon (3):                                 2.13%
                                                                                                        ----

                                Initial Excess Spread:                                                  6.86%

                                (1)      Includes the Servicing Fee, Trustee Fee and Credit Insurer fee.

                                (2)      Adjusted to an actual / 360 basis, this amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans and /or the weighted average Pass-Through Rate on the
                                         Offered Certificates as well as any changes in day count.

                                (3)      Assumes 1-month LIBOR equal to 1.38%, initial marketing spreads and a 30-day month.

ADVANCING:                      Fairbanks and Wilshire will advance principal and interest with respect to the
                                Mortgage Loans serviced or master serviced by such Servicer, subject to recoverability.

COMPENSATING INTEREST:          With respect to Wilshire and 81.7% of the Mortgage Loans, one half of the Servicing
                                Fee for the related interest accrual period.  With respect to 5.0% of the Mortgage
                                Loans, Wilshire, as master servicer, will make payments of compensating interest, without regard to the Servicing Fee, for the related interest accrual period. The
                                Mortgage Loans serviced by Fairbanks will have compensating interest to the extent of the Servicing Fee for the related interest accrual period.

OPTIONAL CLEAN-UP CALL:         10% optional clean-up call.

RATING AGENCIES:                Moody's Investors Service, Inc. and Standard & Poor's Ratings Group.

MINIMUM DENOMINATION:           Class A-1, Class A-2 and Class A-3 Certificates (the "Class A Certificates") -
                                $25,000 Class M-1 Certificates - $250,000 Class B-1, Class B-2 and Class B-3
                                Certificates (the "Class B Certificates") - $250,000

LEGAL INVESTMENT:               It is anticipated that the Class A Certificates will be SMMEA eligible.

ERISA ELIGIBLE:                 Underwriter's exemption is expected to apply to the Class A Certificates only.
                                However, prospective purchasers should consult their own counsel.

TAX TREATMENT:                  All Offered Certificates represent REMIC regular interests.

PROSPECTUS:                     The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the underlying collateral will be contained in the
                                Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT
                                SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

STRUCTURE OF THE CERTIFICATES
-----------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Certificates as described herein. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all Certificates, at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Date.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) overcollateralization of 1.00% (after the Step-Down Date, as long as a Trigger Event is not in effect, the required overcollateralization will equal 2.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial principal balance of the Mortgage Loans), (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates and (4) an insurance policy provided by Ambac for the benefit of the Class A Certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates have been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in February 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 19.00%.

-------------------------------------- -------------------------------------- -----------------------------------
                CLASS                    INITIAL SUBORDINATION PERCENTAGE*       STEP-DOWN DATE PERCENTAGE**
-------------------------------------- -------------------------------------- -----------------------------------
            A-1, A-2, A-3                              9.50%                              19.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-1                                   7.75%                              15.50%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-1                                   4.25%                               8.50%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-2                                   2.75%                               5.50%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-3                                   1.00%                               2.00%
-------------------------------------- -------------------------------------- -----------------------------------

* % of original collateral balance
** % of collateral balance as of each Distribution Date

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60+ Day Rolling Average equals or exceeds 15% (the 60+ Day Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during the periods set forth below, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:

---------------------------------------- ------------------------------------------------------------------------
          DISTRIBUTION DATES                               CUMULATIVE REALIZED LOSS PERCENTAGE
---------------------------------------- ------------------------------------------------------------------------
     February 2006 - January 2007                 5.75% for the first month, plus an additional 1/12th
                                                      of 2.50% for each month thereafter, to 8.25%
---------------------------------------- ------------------------------------------------------------------------
     February 2007 - January 2008                 8.25% for the first month, plus an additional 1/12th
                                                      of 1.25% for each month thereafter, to 9.50%
---------------------------------------- ------------------------------------------------------------------------
     February 2008 - January 2009                 9.50% for the first month, plus an additional 1/12th
                                                      of 1.25% for each month thereafter, to 10.75%
---------------------------------------- ------------------------------------------------------------------------
        February 2009 and after                                          10.75%
---------------------------------------- ------------------------------------------------------------------------

STEP-UP PASS-THROUGH RATES. For all Offered Certificates the pass-through rate will increase after the Optional Clean-up Call date, if the call is not exercised. The pass-through rate for the Class A Certificates will increase to one-month LIBOR plus 2 times their respective original margins and the pass-through rates for the Class M-1 and Class B Certificates will increase to one-month LIBOR plus 1.5 times their respective original margins.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS A-3 PASS-THROUGH RATE. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-3 PASS-THROUGH RATE. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

NET RATE. A per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the first day of the related Due Period less the Servicing Fee and the Trustee Fee (calculated on an actual/360 day count basis).

WAC CAP. As to any Distribution Date for the Class A Certificates, (x) (i) the Net Rate multiplied by (ii) (a) 30, divided by (b) the actual number of days in the accrual period minus (y) the Credit Insurer fees. As to any Distribution Date for the Class M-1 and Class B Certificates, (x) the Net Rate multiplied by
(y) (i) 30, divided by (ii) the actual number of days in the accrual period.

BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, and any Class of Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(a) pro rata, to the Class A Certificates, its Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates,

(b)      to the Class M-1 Certificates, its Accrued Certificate Interest, and,

(c) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows: (a) to the Class A Certificates, in reduction of their respective Certificate Principal Balances, concurrently, as follows:

                (i) 50% of the Principal Distribution Amount, sequentially, to the Class A-1 and Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

                (ii) to the Class A-3 Certificates, 50% of the Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

(c) to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A Certificates, in reduction of their respective Certificate Principal Balances, concurrently, as follows:

                (i) sequentially, to the Class A-1 and Class A-2 Certificates, 50% of the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balances thereof have been reduced to zero,

                (ii) to the Class A-3 Certificates, 50% of the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(b) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(c) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(d) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(e) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

                (i) to the Class M-1 Certificates, the unpaid interest shortfall amount,

                (ii) to the Class B-1 Certificates, the unpaid interest shortfall amount,

                (iii) to the Class B-2 Certificates, the unpaid interest
                      shortfall amount,

                (iv) to the Class B-3 Certificates, the unpaid interest shortfall amount,

                (v) any Class A Basis Risk Carry Forward Amount pro rata to the Class A Certificates, and

                (vi) sequentially, to the Class M-1, Class B-1, Class B-2 and Class B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Once realized losses are allocated to the Class B-3, Class B-2, Class B-1 and Class M-1 Certificates, in such order, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee, Trustee Fee and Credit Insurer fee.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date on each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT.  On any Distribution Date, the sum of

        (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period,

        (ii) the principal portion of all partial and full prepayments received during the month prior to the month in which such Distribution Date occurs,

        (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

        (iv) the principal portion of repurchased Mortgage Loans with respect to which the repurchase obligation arose during the month prior to the month in which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date,

        (v) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing, trustee and Credit Insurer fees), over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the Overcollateralization Deficiency Amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date is the excess, if any, of
(i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

OVERCOLLATERALIZATION DEFICIENCY AMOUNT. For any Distribution Date is the excess, if any, of (i) the required overcollateralization, over (ii) the actual overcollateralization for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and if no Trigger Event is in effect, an amount equal to the excess of:

(x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

                (a) the product of (i) the aggregate principal balance of the Mortgage Loans for such Distribution Date and (ii) approximately 81.00%, and

                (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

                (a) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                      Date), and

                (b) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

                (a) the product of (i) approximately 84.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

                (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.


CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

                (a) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                      Date),

                (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and

                (c) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

                (a) the product of (i) approximately 91.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

                (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

                (a) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                      Date),

                (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date),

                (c) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),

                (d) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

                (a) the product of (i) approximately 94.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

                (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

CLASS B-3 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

                (a) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                      Date),

                (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date),

                (c) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),

                (d) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and

                (e) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

                (a) the product of (i) approximately 98.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

                (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

BREAKEVEN PEAK CDR TABLE FOR THE SUBORDINATE CERTIFICATES
---------------------------------------------------------

The assumptions for the breakeven Peak CDR table below are as follows:

|X| 1-month and 6-month forward LIBOR and 1-Year CMT curve assumptions as of January 8, 2003.

|X|      25% voluntary CPR (excluding losses).

|X|      100% loss severity.

|X| 0% CDR for six months, increasing linearly to the Peak CDR (set forth in each scenario for each class below) by month nine.

|X| FIRST DOLLAR LOSS SCENARIO: The highest Peak CDR at which each bond receives its full principal and interest entitlement. For example, the Class M-1 Certificates do not receive any losses unless the CDR increases to more than 6.8% by month nine and remains at that level or higher thereafter.

|X| 0% YIELD RETURN SCENARIO: The Peak CDR at which each bond receives cashflows equal to the invested amount. For example, if the CDR reaches 7.7% by month nine and remains constant thereafter, an investment in the Class M-1 Certificates would yield approximately 0%.



   ------- -----------------------    ------------------------------------     -------------------------------------
   M-1                                         FIRST DOLLAR LOSS                         0% YIELD RETURN
           -----------------------    ------------------------------------     -------------------------------------
           PEAK CDR                   6.8%                                     7.7%
           -----------------------    ------------------------------------     -------------------------------------
           TOTAL COLLATERAL
           LOSS                       $40,541,380 (15.77%)                     $44,973,714 (17.49%)
           -----------------------    ------------------------------------     -------------------------------------
           CLASS M-1 PRINCIPAL        $0.00 (0.00%)                            $3,601,151 (80.01%)
           WRITEDOWN
           -----------------------    ------------------------------------     -------------------------------------
           WEIGHTED AVERAGE LIFE      12.23                                    15.98
   ------- -----------------------    ------------------------------------     -------------------------------------

   ------- -----------------------    ------------------------------------     -------------------------------------
   B-1                                         FIRST DOLLAR LOSS                         0% YIELD RETURN
           -----------------------    ------------------------------------     -------------------------------------
           PEAK CDR                   4.6%                                     6.3%
           -----------------------    ------------------------------------     -------------------------------------
           TOTAL COLLATERAL LOSS      $28,886,473 (11.23%)                     $37,998,008 (14.78%)
           -----------------------    ------------------------------------     -------------------------------------
           CLASS B-1 PRINCIPAL        0.00 (0.00%)                             $6,717,122 (74.63%)
           WRITEDOWN
           -----------------------    ------------------------------------     -------------------------------------
           WEIGHTED AVERAGE LIFE      5.50                                     14.32
   ------- -----------------------    ------------------------------------     -------------------------------------

   ------- -----------------------    ------------------------------------     -------------------------------------
   B-2                                         FIRST DOLLAR LOSS                         0% YIELD RETURN
           -----------------------    ------------------------------------     -------------------------------------
           PEAK CDR                   3.8%                                     5.0%
           -----------------------    ------------------------------------     -------------------------------------
           TOTAL COLLATERAL LOSS      $24,332,801 (9.46%)                      $31,097,580 (12.09%)
           -----------------------    ------------------------------------     -------------------------------------
           CLASS B-2 PRINCIPAL
           WRITEDOWN                  $0.00 (0.00%)                            $2,219,399 (57.54%)
           -----------------------    ------------------------------------     -------------------------------------
           WEIGHTED AVERAGE LIFE      5.95                                     4.51
   ------- -----------------------    ------------------------------------     -------------------------------------

   ------- -----------------------    ------------------------------------     -------------------------------------
   B-3                                         FIRST DOLLAR LOSS                         0% YIELD RETURN
           -----------------------    ------------------------------------     -------------------------------------
           PEAK CDR                   3.5%                                     4.2%
           -----------------------    ------------------------------------     -------------------------------------
           TOTAL COLLATERAL LOSS      $22,578,370 (8.78%)                      $26,631,958 (10.36%)
           -----------------------    ------------------------------------     -------------------------------------
           CLASS B-3 PRINCIPAL
           WRITEDOWN                  $0.00 (0.00%)                            $1,933,593 (42.97%)
           -----------------------    ------------------------------------     -------------------------------------
           WEIGHTED AVERAGE LIFE      5.70                                     3.75
   ------- -----------------------    ------------------------------------     -------------------------------------

SELECTED MORTGAGE LOAN DATA
---------------------------

                       THE MORTGAGE LOANS (ALL COLLATERAL)

Scheduled Principal Balance:                                     $257,141,789
Number of Mortgage Loans:                                               2,806
Average Scheduled Principal Balance:                                  $91,640
Weighted Average Gross Coupon (1):                                      9.80%
Weighted Average Net Coupon (1):                                        9.28%
Weighted Average Credit Score (FICO) (2):                                 569
Weighted Average Current LTV Ratio:                                     79.8%
Weighted Average Stated Remaining Term (months):                          264
Weighted Average Seasoning (months):                                       53
Weighted Average Months to Roll:                                            4
Weighted Average Gross Margin (1):                                      5.67%
Weighted Average Net Margin (1):                                        5.12%
Weighted Average Next Adjustment Rate Cap (1):                          1.45%
Weighted Average Periodic Rate Cap (1):                                 1.34%
Weighted Average Life Cap (1):                                          6.33%
Weighted Average Gross Maximum Lifetime Rate (1):                      16.13%

(1) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

(2) The FICO scores for 95.0% of the Mortgage Loans were obtained in August 2002, 5.0% were obtained in June 2002.


                                                     DISTRIBUTION BY GROSS COUPON


                      NUMBER       AGGREGATE                 WEIGHTED  WEIGHTED                WEIGHTED     WEIGHTED
                        OF         PRINCIPAL     AGGREGATE   AVERAGE   AVERAGE    AVERAGE      AVERAGE      AVERAGE
                     MORTGAGE       BALANCE      PRINCIPAL    GROSS     FICO      PRINCIPAL     CURRENT     LOAN AGE
  GROSS COUPON         LOANS      OUTSTANDING     BALANCE     COUPON   SCORE      BALANCE        LTV        (MONTHS)
  ------------         -----      -----------     -------     ------   -----      -------        ---        --------
Below 5.00%             168       $8,811,464        3.43%      3.48%    697       $52,449        81.0%         52
5.00% - 5.49%            32        2,515,467        0.98       5.18     611        78,608        78.3          61
5.50% - 5.99%            25        2,157,634        0.84       5.69     590        86,305        74.9          75
6.00% - 6.49%            51        3,779,183        1.47       6.18     616        74,102        78.3          73
6.50% - 6.99%            55        4,694,803        1.83       6.66     631        85,360        67.5          73
7.00% - 7.49%            45        3,723,651        1.45       7.20     601        82,748        76.3          77
7.50% - 7.99%            80        7,230,396        2.81       7.78     589        90,380        70.0          69
8.00% - 8.49%            99        9,838,300        3.83       8.23     581        99,377        73.3          64
8.50% - 8.99%           219       21,625,562        8.41       8.78     576        98,747        74.2          58
9.00% - 9.49%           175       18,427,651        7.17       9.27     559       105,301        75.7          57
9.50% - 9.99%           416       43,236,395       16.81       9.78     565       103,934        80.2          53
10.00% - 10.49%         287       27,867,539       10.84      10.25     555        97,099        81.4          50
10.50% - 10.99%         460       42,868,608       16.67      10.76     558        93,193        83.5          48
11.00% - 11.49%         205       19,375,441        7.53      11.23     552        94,514        85.1          44
11.50% - 11.99%         263       23,712,170        9.22      11.74     551        90,160        82.9          46
12.00% - 12.49%          89        7,713,034        3.00      12.24     551        86,663        84.8          44
12.50% - 12.99%          81        6,439,995        2.50      12.77     553        79,506        80.5          50
13.00% - 13.49%          22        1,447,923        0.56      13.20     554        65,815        70.3          57
13.50% - 13.99%          17          759,277        0.30      13.75     539        44,663        65.4          66
14.00% & Above           17          917,296        0.36      14.66     533        53,959        76.7          53
----------------- ----------- ---------------- ---------- --------- ---------- ------------ ------------- -------------
Total                 2,806     $257,141,789      100.00%      9.80%    569       $91,640        79.8%         53
================= =========== ================ ========== ========= ========== ============ ============= =============

                                                     DISTRIBUTION BY PERIODIC CAP

                    NUMBER     AGGREGATE                  WEIGHTED     WEIGHTED                WEIGHTED   WEIGHTED
                      OF       PRINCIPAL     AGGREGATE    AVERAGE      AVERAGE     AVERAGE      AVERAGE    AVERAGE
                   MORTGAGE     BALANCE      PRINCIPAL     GROSS        FICO      PRINCIPAL     CURRENT   LOAN AGE
 PERIODIC CAP        LOANS    OUTSTANDING     BALANCE     COUPON        SCORE      BALANCE        LTV     (MONTHS)
 ------------        -----    -----------     -------     ------        -----      -------        ---     --------
0.00%                  6       $346,231        0.13%        9.80%        619       $57,705       60.5%      119
1.00%                815     88,042,203       34.24         9.82         556       108,027       81.6        49
1.50%                176     18,560,595        7.22         9.85         557       105,458       80.6        51
2.00%                390     23,431,604        9.11         6.33         646        60,081       76.7        70
3.00%                 65      6,298,441        2.45        10.62         528        96,899       83.7        34
5.00% & Above          3        513,616        0.20         8.21         656       171,205       75.0        28
N/A (Fixed-Rate)   1,351    119,949,100       46.65        10.43         567        88,785       78.8        53
---------------- --------- ------------- ------------- ------------- ----------- ---------- ------------ ------------
Total              2,806   $257,141,789      100.00%        9.80%        569       $91,640       79.8%       53
================ ========= ============= ============= ============= =========== ========== ============ ============


                                                 DISTRIBUTION BY RATE RESET FREQUENCY

                      NUMBER       AGGREGATE                      WEIGHTED  WEIGHTED               WEIGHTED   WEIGHTED
                        OF         PRINCIPAL     AGGREGATE        AVERAGE   AVERAGE    AVERAGE     AVERAGE    AVERAGE
 RATE RESET          MORTGAGE       BALANCE      PRINCIPAL         GROSS     FICO     PRINCIPAL    CURRENT   LOAN AGE
 FREQUENCY             LOANS      OUTSTANDING     BALANCE         COUPON     SCORE     BALANCE       LTV     (MONTHS)
 ---------             -----      -----------     -------         ------     -----     -------       ---     --------
Monthly                    2        $188,152        0.07%          8.92%      668      $94,076       53.8%     143
Semi-annually          1,079     115,475,826       44.91           9.87       555      107,021       81.4       49
Annually                 368      21,211,220        8.25           5.92       656       57,639       77.1       69
24 Months & Above          6         317,490        0.12          11.63       607       52,915       69.9      130
N/A (Fixed-Rate)       1,351     119,949,100       46.65          10.43       567       88,785       78.8       53
------------------- ----------- ------------- ------------- ------------- ----------- --------- ----------- ------------
Total                  2,806    $257,141,789      100.00%          9.80%      569      $91,640       79.8%      53
=================== =========== ============= ============= ============= =========== ========= =========== ============


                                                 DISTRIBUTION BY MONTHS TO RATE RESET

                     NUMBER     AGGREGATE                     WEIGHTED  WEIGHTED              WEIGHTED     WEIGHTED
                       OF       PRINCIPAL     AGGREGATE       AVERAGE   AVERAGE      AVERAGE   AVERAGE     AVERAGE
 MONTHS TO          MORTGAGE     BALANCE      PRINCIPAL        GROSS     FICO       PRINCIPAL  CURRENT     LOAN AGE
 RATE RESET           LOANS    OUTSTANDING     BALANCE        COUPON     SCORE       BALANCE     LTV       (MONTHS)
 ----------           -----    -----------     -------        ------     -----       -------     ---       --------
1 - 3 Months           621    $61,800,646       24.03%         9.56%      565        $99,518     80.9%        50
4 - 6 Months           581     60,154,434       23.39          9.58       560        103,536     80.7         52
7 - 12 Months          242     14,184,943        5.52          6.55       636         58,615     80.0         62
13 - 24 Months           4        234,904        0.09         10.29       559         58,726     88.6         28
25 - 48 Months           6        462,124        0.18         10.90       609         77,021     51.2        110
49 - 60 Months           1        355,637        0.14          8.38       645        355,637     76.8         33
N/A (Fixed-Rate)     1,351    119,949,100       46.65         10.43       567         88,785     78.8         53
---------------- ----------- ------------- ------------- ------------ ------------ -------- ------------ ------------
Total                2,806   $257,141,789      100.00%         9.80%      569        $91,640     79.8%        53
================ =========== ============= ============= ============ ============ ======== ============ ============

                                                DISTRIBUTION BY GROSS LIFE MAXIMUM RATE

                     NUMBER     AGGREGATE                    WEIGHTED  WEIGHTED                 WEIGHTED   WEIGHTED
                       OF       PRINCIPAL     AGGREGATE      AVERAGE   AVERAGE       AVERAGE    AVERAGE    AVERAGE
 GROSS LIFE         MORTGAGE     BALANCE      PRINCIPAL       GROSS     FICO        PRINCIPAL   CURRENT    LOAN AGE
MAXIMUM RATE          LOANS    OUTSTANDING     BALANCE       COUPON     SCORE        BALANCE      LTV      (MONTHS)
------------          -----    -----------     -------       ------     -----        -------      ---      --------
9.50% - 9.99%           4        $330,272        0.13%        3.17%      719         $82,568      66.3%       47
10.00% - 10.49%        10         785,391        0.31         2.64       682          78,539      64.2        48
10.50% - 10.99%        14       1,070,166        0.42         3.53       687          76,440      83.1        52
11.00% - 11.49%        37       1,927,188        0.75         3.22       705          52,086      80.1        50
11.50% - 11.99%        51       2,620,573        1.02         3.90       696          51,384      85.0        50
12.00% - 12.49%        31       1,470,464        0.57         4.88       687          47,434      79.9        60
12.50% - 12.99%        49       2,875,520        1.12         6.10       634          58,684      81.5        68
13.00% - 13.49%        36       2,404,546        0.94         7.25       647          66,793      76.2        70
13.50% - 13.99%        35       1,989,467        0.77         7.38       637          56,842      74.3        69
14.00% - 14.49%        50       4,127,053        1.60         7.49       594          82,541      74.7        77
14.50% - 14.99%        88       9,052,420        3.52         8.08       574         102,868      74.1        64
15.00% - 15.49%        86       8,622,020        3.35         8.31       568         100,256      75.1        67
15.50% - 15.99%       172      20,040,713        7.79         9.10       561         116,516      80.0        55
16.00% - 16.99%       325      33,842,877       13.16         9.80       553         104,132      81.5        50
17.00% - 17.99%       292      29,716,130       11.56        10.51       559         101,768      84.4        44
18.00% - 18.99%       128      12,586,285        4.89        11.47       547          98,330      83.6        40
19.00% & Above         47       3,731,604        1.45        11.62       529          79,396      79.5        46
N/A (Fixed-Rate)        1,351     119,949,100       46.65        10.43       567          88,785      78.8        53
---------------- ---------- --------------- ------------ ----------- ------------ ---------- ------------ -----------
Total               2,806    $257,141,789      100.00%        9.80%      569         $91,640      79.8%       53
================ ========== =============== ============ =========== ============ ========== ============ ===========


                                                     DISTRIBUTION BY GROSS MARGIN

                       NUMBER      AGGREGATE                   WEIGHTED  WEIGHTED                 WEIGHTED WEIGHTED
                         OF        PRINCIPAL     AGGREGATE     AVERAGE   AVERAGE     AVERAGE      AVERAGE  AVERAGE
                      MORTGAGE      BALANCE      PRINCIPAL      GROSS     FICO      PRINCIPAL     CURRENT  LOAN AGE
 GROSS MARGIN           LOANS     OUTSTANDING     BALANCE      COUPON     SCORE      BALANCE        LTV    (MONTHS)
 ------------           -----     -----------     -------      ------     -----      -------        ---    --------
Less than 1.00%          67       $4,216,208       1.64%        3.26%     689        $62,928       76.7%     52
1.00% - 1.49%            40        1,929,119       0.75         3.62      701         48,228       84.4      51
1.50% - 1.99%            32        1,459,213       0.57         4.05      701         45,600       84.8      51
2.00% - 2.49%            30        1,591,352       0.62         4.72      678         53,045       80.1      58
2.50% - 2.99%            34        3,026,016       1.18         5.92      623         89,000       78.6      67
3.00% - 3.49%            35        3,054,226       1.19         6.35      604         87,264       74.6      79
3.50% - 3.99%            38        3,056,303       1.19         6.96      600         80,429       71.9      73
4.00% - 4.49%            60        4,870,505       1.89         7.36      599         81,175       77.4      75
4.50% - 4.99%           102        8,495,601       3.30         7.95      586         83,290       72.1      78
5.00% - 5.49%           107       11,922,342       4.64         8.98      555        111,424       77.9      60
5.50% - 5.99%           183       18,883,741       7.34         9.49      560        103,190       81.9      51
6.00% - 6.49%           208       21,182,872       8.24        10.03      561        101,841       82.4      50
6.50% - 6.99%           260       27,102,183      10.54        10.40      551        104,239       81.9      43
7.00% - 7.49%           150       15,536,619       6.04        10.94      545        103,577       84.0      41
7.50% - 7.99%            77        7,520,872       2.92        11.12      544         97,674       82.0      45
8.00% - 8.49%            21        2,198,438       0.85        11.68      567        104,688       86.5      36
8.50% & Above            11        1,147,081       0.45        12.43      550        104,280       89.0      41
N/A (Fixed-Rate)      1,351      119,949,100      46.65        10.43      567         88,785       78.8      53
----------------- ----------- --------------- ------------ ---------- ------------ ----------- --------- ------------
Total                 2,806     $257,141,789     100.00%        9.80%     569        $91,640       79.8%     53
================= =========== =============== ============ ========== ============ =========== ========= ============

                                                 DISTRIBUTION BY CURRENT PRODUCT TYPE

                          NUMBER    AGGREGATE                    WEIGHTED   WEIGHTED               WEIGHTED   WEIGHTED
                            OF      PRINCIPAL       AGGREGATE     AVERAGE   AVERAGE     AVERAGE    AVERAGE    AVERAGE
  CURRENT                MORTGAGE    BALANCE        PRINCIPAL      GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
PRODUCT TYPE               LOANS   OUTSTANDING       BALANCE      COUPON    SCORE       BALANCE      LTV      (MONTHS)
------------               -----   -----------       -------      ------    -----       -------      ---      --------
1-Year CMT                  361    $20,812,220         8.09%        5.89%    657        $57,652      78.0%      67
2/28 LIBOR (2)                7        950,186         0.37        10.40     515        135,741      86.0       22
3/27 LIBOR (2)               98     10,141,983         3.94        10.85     540        103,490      84.6       32
6-Month CMT (1)             161     18,453,469         7.18         8.02     578        114,618      72.8       82
6-Month LIBOR               799     84,206,923        32.75        10.15     552        105,390      82.9       44
Fixed-Rate                1,351    119,949,100        46.65        10.43     567         88,785      78.8       53
Other ARMS                   29      2,627,908         1.02         9.50     580         90,618      66.4       91
---------------------- --------- --------------- ------------ ---------- ------------ ---------- ---------- -----------
Total                     2,806   $257,141,789       100.00%        9.80%    569        $91,640      79.8%      53
====================== ========= =============== ============ ========== ============ ========== ========== ===========

(1) 84.4% of the Mortgage Loans in the 6-Month LIBOR ARM category were originally in the 2/28 LIBOR ARM or 3/27 LIBOR ARM categories.
(2) All of the Mortgage Loans in the 2/28 LIBOR ARM and 3/27 LIBOR ARM categories adjust using 6-month LIBOR.


                                                   DISTRIBUTION BY AMORTIZATION TYPE

                         NUMBER    AGGREGATE                   WEIGHTED   WEIGHTED               WEIGHTED   WEIGHTED
                           OF      PRINCIPAL      AGGREGATE    AVERAGE    AVERAGE    AVERAGE     AVERAGE    AVERAGE
  AMORTIZATION          MORTGAGE    BALANCE       PRINCIPAL     GROSS      FICO     PRINCIPAL    CURRENT    LOAN AGE
      TYPE                LOANS   OUTSTANDING      BALANCE     COUPON     SCORE      BALANCE       LTV      (MONTHS)
      ----                -----   -----------      -------     ------     -----      -------       ---      --------
10 Year Balloon             5       $522,105        0.20%      10.90%      524      $104,421       77.3%       40
15 Year Amortization      231     12,943,508        5.03        9.74       586        56,033       60.0        62
15 Year Balloon           434     41,064,411       15.97       10.00       575        94,618       76.4        65
30 Year Amortization    2,136    202,611,765       78.79        9.76       567        94,856       81.8        50
-------------------- --------- --------------- ----------- ----------- ----------- ---------- ----------- -----------
Total                   2,806   $257,141,789      100.00%       9.80%      569       $91,640       79.8%       53
==================== ========= =============== =========== =========== =========== ========== =========== ===========



                                                       DISTRIBUTION BY ZIP CODES

                         NUMBER      AGGREGATE                   WEIGHTED  WEIGHTED              WEIGHTED  WEIGHTED
                           OF        PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE     AVERAGE    AVERAGE   AVERAGE
                        MORTGAGE      BALANCE       PRINCIPAL     GROSS     FICO      PRINCIPAL   CURRENT   LOAN AGE
ZIP CODES                 LOANS     OUTSTANDING      BALANCE     COUPON    SCORE       BALANCE      LTV     (MONTHS)
---------                 -----     -----------      -------     ------    -----       -------      ---     --------
30083                       6         $691,682        0.27%      10.91%    535        $115,280     83.1%      40
11234                       4          622,750        0.24       10.43     643         155,687     61.7       68
90043                       4          604,496        0.24        9.72     577         151,124     75.2       57
90008                       3          570,213        0.22        9.93     582         190,071     77.8       70
89014                       4          558,404        0.22        9.66     545         139,601     80.3       79
27587                       3          546,737        0.21       10.27     547         182,246     86.4       47
84109                       2          514,752        0.20        9.71     518         257,376     84.9       52
92627                       2          510,593        0.20        8.76     593         255,297     68.5       48
77479                       4          507,864        0.20       11.15     555         126,966     84.0       48
60643                       6          506,129        0.20        9.18     572          84,355     82.7       49
All Others              2,768      251,508,169       97.81        9.80     569          90,863     79.8       53
------------------- ----------- --------------- ----------- ---------- ------------ ---------- ---------- -----------
Total                   2,806     $257,141,789      100.00%       9.80%    569         $91,640     79.8%      53
=================== =========== =============== =========== ========== ============ ========== ========== ===========

                                                         DISTRIBUTION BY STATE

                        NUMBER     AGGREGATE                   WEIGHTED  WEIGHTED              WEIGHTED   WEIGHTED
                          OF       PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE     AVERAGE    AVERAGE   AVERAGE
                       MORTGAGE     BALANCE       PRINCIPAL     GROSS     FICO      PRINCIPAL   CURRENT   LOAN AGE
STATE                    LOANS    OUTSTANDING      BALANCE     COUPON    SCORE       BALANCE      LTV     (MONTHS)
-----                    -----    -----------      -------     ------    -----       -------      ---     --------
Southern California (1)   206     $25,284,034        9.83%       9.20%     573      $122,738      77.7%       65
Florida                   309      24,415,100        9.49        9.40      573        79,013      83.5        46
New York                  165      17,446,028        6.78       10.24      598       105,734      73.0        63
Texas                     193      16,403,325        6.38       10.35      559        84,991      83.6        47
North Carolina            196      16,070,317        6.25        9.92      568        81,991      84.2        46
Northern California (1)   112      13,349,343        5.19        9.54      583       119,191      72.5        69
Georgia                   147      12,459,730        4.85       10.02      569        84,760      82.4        49
Illinois                  109      11,654,186        4.53        9.78      550       106,919      80.3        49
Ohio                      117       9,570,988        3.72       10.26      546        81,803      83.7        42
Michigan                   99       8,843,805        3.44       10.46      549        89,331      81.3        46
All Others (2)          1,153     101,644,933       39.53        9.78      568        88,157      79.4        52
------------------- ----------- -------------- ------------ ---------- ----------- ---------- ---------- ------------
Total                   2,806    $257,141,789      100.00%       9.80%     569       $91,640      79.8%       53
=================== =========== ============== ============ ========== =========== ========== ========== ============

(1) All Mortgage Loans in California zip codes less than 93601 are included in the Southern California category. The remaining Mortgage Loans in California zip codes are included in the Northern California category.
(2)      Includes states with less than 3% concentration by principal balance.


                                              DISTRIBUTION BY CURRENT LOAN TO VALUE RATIO

                         NUMBER       AGGREGATE                WEIGHTED   WEIGHTED                WEIGHTED  WEIGHTED
                           OF         PRINCIPAL    AGGREGATE    AVERAGE   AVERAGE     AVERAGE     AVERAGE  AVERAGE
CURRNET LOAN            MORTGAGE       BALANCE     PRINCIPAL     GROSS     FICO      PRINCIPAL    CURRENT  LOAN AGE
  TO VALUE                LOANS      OUTSTANDING    BALANCE     COUPON     SCORE      BALANCE       LTV    (MONTHS)
  --------                -----      -----------    -------     ------     -----      -------       ---    --------
Below 50.00%               151       $8,946,563      3.48%       9.19%      605       $59,249      36.5%      76
50.01% - 60.00%            134       10,548,999      4.10        9.22       587        78,724      55.4       75
60.01% - 70.00%            313       25,924,995     10.08        9.74       573        82,827      65.9       65
70.01% - 80.00%            860       82,342,147     32.02        9.57       567        95,747      76.1       53
80.01% - 85.00%            387       35,771,148     13.91        9.84       567        92,432      83.0       49
85.01% - 90.00%            465       44,317,886     17.23        9.97       560        95,307      87.8       48
90.01% - 95.00%            196       16,837,736      6.55        9.36       574        85,907      92.9       45
95.01% - 100.00%           272       29,499,852     11.47       10.86       567       108,455      98.0       43
100.01% - 125.00%           27        2,828,462      1.10        9.89       561       104,758     110.4       51
Unknown                      1          124,000      0.05       12.50       551       124,000      N/A       138
-------------------- ----------- -------------- ------------ ---------- ----------- ---------- ---------- -----------
Total                    2,806     $257,141,789    100.00%       9.80%      569       $91,640      79.8%      53
==================== =========== ============== ============ ========== =========== ========== ========== ===========


                                                   DISTRIBUTION BY OCCUPANCY STATUS

                         NUMBER     AGGREGATE                   WEIGHTED   WEIGHTED               WEIGHTED  WEIGHTED
                           OF       PRINCIPAL       AGGREGATE    AVERAGE   AVERAGE     AVERAGE    AVERAGE  AVERAGE
                        MORTGAGE     BALANCE        PRINCIPAL     GROSS     FICO      PRINCIPAL   CURRENT  LOAN AGE
OCCUPANCY STATUS          LOANS    OUTSTANDING       BALANCE     COUPON     SCORE      BALANCE      LTV    (MONTHS)
----------------          -----    -----------       -------     ------     -----      -------      ---    --------
Owner Occupied           2,722    $250,298,985        97.34%      9.80%     569        $91,954     80.1%      53
Non-Owner Occupied          84       6,842,804         2.66      10.06      563         81,462     70.5       50
-------------------- ----------- --------------- ----------- ---------- ----------- ---------- ---------- -----------
Total                    2,806    $257,141,789       100.00%      9.80%     569        $91,640     79.8%      53
==================== =========== =============== =========== ========== =========== ========== ========== ===========

                                                     DISTRIBUTION BY PROPERTY TYPE

                         NUMBER     AGGREGATE                   WEIGHTED   WEIGHTED               WEIGHTED  WEIGHTED
                           OF       PRINCIPAL       AGGREGATE    AVERAGE   AVERAGE     AVERAGE    AVERAGE  AVERAGE
                        MORTGAGE     BALANCE        PRINCIPAL     GROSS     FICO      PRINCIPAL   CURRENT  LOAN AGE
PROPERTY TYPE             LOANS    OUTSTANDING       BALANCE     COUPON     SCORE      BALANCE      LTV    (MONTHS)
-------------             -----    -----------       -------     ------     -----      -------      ---    --------
Single Family            2,256     $219,399,499      85.32%       10.04%    561       $97,252      79.8%      53
Manufactured Housing       325       15,812,323       6.15         5.72     672        48,653      81.7       50
2-4 Family                 124       13,107,292       5.10        10.19     584       105,704      76.1       60
Condominium                 80        7,063,108       2.75        10.65     555        88,289      80.8       45
Townhouse                   21        1,759,566       0.68        10.48     550        83,789      86.6       44
-------------------- ----------- -------------- ------------ ---------- ----------- ---------- ---------- -----------
Total                    2,806     $257,141,789     100.00%        9.80%    569       $91,640      79.8%      53
==================== =========== ============== ============ ========== =========== ========== ========== ===========


                                                  DISTRIBUTION BY CREDIT SCORE (FICO)

                         NUMBER     AGGREGATE                   WEIGHTED   WEIGHTED                 WEIGHTED  WEIGHTED
                           OF       PRINCIPAL       AGGREGATE    AVERAGE   AVERAGE     AVERAGE      AVERAGE  AVERAGE
                        MORTGAGE     BALANCE        PRINCIPAL     GROSS     FICO      PRINCIPAL     CURRENT  LOAN AGE
CREDIT SCORE (FICO)(1)    LOANS    OUTSTANDING       BALANCE     COUPON     SCORE      BALANCE        LTV    (MONTHS)
----------------------    -----    -----------       -------     ------     -----      -------        ---    --------
400 - 479                  157      $13,300,808       5.17%      10.60%      464       $84,719        81.3%    45
480 - 499                  230       22,291,462       8.67       10.36       490        96,919        81.9     47
500 - 519                  324       31,055,849      12.08       10.28       510        95,851        81.8     47
520 - 539                  335       31,562,107      12.27       10.08       530        94,215        81.1     51
540 - 559                  326       32,321,903      12.57       10.15       550        99,147        79.8     54
560 - 579                  254       24,049,674       9.35       10.04       569        94,684        79.4     53
580 - 599                  246       23,727,485       9.23        9.78       589        96,453        79.1     57
600 - 619                  186       18,383,214       7.15       10.18       609        98,834        82.1     54
620 - 639                  177       16,782,474       6.53        9.58       629        94,816        78.1     59
640 - 659                  131       12,577,697       4.89        8.98       650        96,013        76.1     57
660 - 679                  102        8,977,789       3.49        9.29       669        88,018        74.4     59
680 - 699                   85        6,164,675       2.40        7.77       690        72,526        79.1     59
700 - 719                   52        3,585,084       1.39        6.57       707        68,944        77.9     55
720 - 739                   48        3,291,741       1.28        7.10       729        68,578        78.1     58
740 & Above                 99        4,588,638       1.78        5.87       767        46,350        75.4     56
Unknown                     54        4,481,187       1.74        9.78       N/A        82,985        74.8     63
--------------------- ----------- -------------- ------------ ---------- ----------- ----------- --------- -----------
Total                    2,806     $257,141,789     100.00%       9.80%      569       $91,640        79.8%    53
===================== =========== ============== ============ ========== =========== =========== ========= ===========

(1) The FICO scores for 95.0% of the Mortgage Loans were obtained in August 2002, 5.0% were obtained in June 2002.


                                              DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

                         NUMBER     AGGREGATE                 WEIGHTED   WEIGHTED                 WEIGHTED  WEIGHTED
                           OF       PRINCIPAL     AGGREGATE    AVERAGE   AVERAGE       AVERAGE    AVERAGE  AVERAGE
    ORIGINAL            MORTGAGE     BALANCE      PRINCIPAL     GROSS     FICO        PRINCIPAL   CURRENT  LOAN AGE
MONTHS TO MATURITY        LOANS    OUTSTANDING     BALANCE     COUPON     SCORE        BALANCE      LTV    (MONTHS)
------------------        -----    -----------     -------     ------     -----        -------      ---    --------
0 - 120 Months             26       $1,519,709       0.59%      9.60%      582         $58,450     58.8%      42
121 - 180 Months          632       51,999,353      20.22       9.95       577          82,277     72.8       65
181 - 240 Months          131        8,619,398       3.35       9.96       585          65,797     76.1       59
241 - 300 Months           42        2,694,497       1.05       9.94       553          64,155     78.5       58
301 - 360 Months        1,975      192,308,831      74.79       9.76       566          97,372     82.1       49
------------------- ----------- --------------- ----------- ---------- ------------ ---------- ---------- -----------
Total                   2,806     $257,141,789     100.00%      9.80%      569         $91,640     79.8%      53
=================== =========== =============== =========== ========== ============ ========== ========== ===========

                                             DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                         NUMBER     AGGREGATE                 WEIGHTED   WEIGHTED                 WEIGHTED  WEIGHTED
                           OF       PRINCIPAL     AGGREGATE    AVERAGE   AVERAGE       AVERAGE    AVERAGE  AVERAGE
    REMAINING           MORTGAGE     BALANCE      PRINCIPAL     GROSS     FICO        PRINCIPAL   CURRENT  LOAN AGE
MONTHS TO MATURITY        LOANS    OUTSTANDING     BALANCE     COUPON     SCORE        BALANCE      LTV    (MONTHS)
------------------        -----    -----------     -------     ------     -----        -------      ---    --------
1 - 24 Months               5         $51,644         0.02%     11.85%     594        $10,329      21.0%     100
25 - 36 Months             10         335,443         0.13      12.03      615         33,544      27.2      140
37 - 48 Months              7         466,655         0.18      10.98      605         66,665      57.1      122
49 - 60 Months             10         605,524         0.24       7.74      592         60,552      60.4      123
61 - 72 Months             36       2,520,719         0.98       8.31      585         70,020      60.4      103
73 - 84 Months             50       4,652,678         1.81       8.56      591         93,054      67.2       94
85 - 96 Months             60       4,972,837         1.93       9.48      617         82,881      62.2       88
97 - 108 Months            74       6,913,304         2.69       9.39      597         93,423      65.2       75
109 - 120 Months           99       8,169,934         3.18       9.86      578         82,525      73.4       65
121 - 180 Months          365      28,422,520        11.05      10.61      561         77,870      78.4       48
181 - 240 Months          100       7,038,496         2.74       9.60      579         70,385      76.5       61
241 - 300 Months          313      30,965,405        12.04       9.05      582         98,931      75.7       76
301 - 360 Months        1,677     162,026,630        63.01       9.90      563         96,617      83.4       44
------------------- ----------- --------------- ----------- ---------- ------------ ---------- ---------- -----------
Total                   2,806    $257,141,789       100.00%      9.80%     569        $91,640      79.8%      53
=================== =========== =============== =========== ========== ============ ========== ========== ===========


                                               DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                         NUMBER     AGGREGATE                 WEIGHTED   WEIGHTED                 WEIGHTED  WEIGHTED
                           OF       PRINCIPAL     AGGREGATE    AVERAGE   AVERAGE       AVERAGE    AVERAGE  AVERAGE
    CURRENT             MORTGAGE     BALANCE      PRINCIPAL     GROSS     FICO        PRINCIPAL   CURRENT  LOAN AGE
PRINCIPAL BALANCE         LOANS    OUTSTANDING     BALANCE     COUPON     SCORE        BALANCE      LTV    (MONTHS)
-----------------         -----    -----------     -------     ------     -----        -------      ---    --------
$0 - $25,000               66      $1,184,166         0.46%     8.43%      653        $17,942     63.2%        61
$25,001 - $50,000         339      13,613,588         5.29      8.52       617         40,158     73.2         56
$50,001 - $75,000         912      56,708,387        22.05      9.84       567         62,180     77.4         54
$75,001 - $100,000        581      50,151,097        19.50      9.84       565         86,319     79.5         54
$100,001 - $150,000       596      71,908,993        27.96      9.99       566        120,653     81.3         53
$150,001 - $200,000       188      31,851,098        12.39      9.96       561        169,421     82.6         50
$200,001 - $250,000        65      14,377,028         5.59      9.94       562        221,185     83.6         50
$250,001 - $300,000        40      10,974,707         4.27      9.62       575        274,368     81.3         46
$300,001 - $450,000        19       6,372,724         2.48      9.40       572        335,407     78.7         54
------------------- ----------- --------------- ----------- ---------- ------------ ---------- ---------- -----------
Total                   2,806    $257,141,789       100.00%     9.80%      569        $91,640     79.8%        53
=================== =========== =============== =========== ========== ============ ========== ========== ===========

                                             THE GROUP I - ADJUSTABLE RATE MORTGAGE LOANS

                   Scheduled Principal Balance:                                                    $137,192,688
                   Number of Mortgage Loans:                                                              1,455
                   Average Scheduled Principal Balance:                                                 $94,291
                   Weighted Average Gross Coupon:                                                         9.26%
                   Weighted Average Net Coupon:                                                           8.71%
                   Weighted Average Credit Score (FICO) (1):                                                571
                   Weighted Average Current LTV Ratio:                                                    80.7%
                   Weighted Average Stated Remaining Term (months):                                         294
                   Weighted Average Seasoning (months):                                                      52
                   Weighted Average Months to Roll:                                                           4
                   Weighted Average Gross Margin:                                                         5.67%
                   Weighted Average Net Margin:                                                           5.12%
                   Weighted Average Next Adjustment Rate Cap:                                             1.45%
                   Weighted Average Periodic Rate Cap:                                                    1.34%
                   Weighted Average Life Cap:                                                             6.33%
                   Weighted Average Gross Maximum Lifetime Rate:                                         16.13%

(1) The FICO scores for 90.8% of the Mortgage Loans were obtained in August 2002, 9.2% were obtained in June 2002.


                                                     DISTRIBUTION BY GROSS COUPON


                    NUMBER     AGGREGATE                 WEIGHTED    WEIGHTED                 WEIGHTED     WEIGHTED
                      OF       PRINCIPAL    AGGREGATE    AVERAGE     AVERAGE      AVERAGE      AVERAGE     AVERAGE
                    MORTGAGE    BALANCE     PRINCIPAL     GROSS        FICO      PRINCIPAL     CURRENT     LOAN AGE
  GROSS COUPON       LOANS    OUTSTANDING    BALANCE      COUPON      SCORE       BALANCE        LTV       (MONTHS)
  ------------       -----    -----------    -------      ------      -----       -------        ---       --------
Below 5.00%           165     $8,681,288      6.33%        3.48%       697        $52,614        80.9%        52
5.00% - 5.49%          32      2,515,467      1.83         5.18        611         78,608        78.3         61
5.50% - 5.99%          24      2,072,819      1.51         5.68        594         86,367        74.9         75
6.00% - 6.49%          50      3,729,182      2.72         6.18        614         74,584        78.6         73
6.50% - 6.99%          50      3,872,045      2.82         6.66        616         77,441        68.7         84
7.00% - 7.49%          40      3,463,517      2.52         7.19        599         86,588        77.0         79
7.50% - 7.99%          56      4,862,874      3.54         7.75        580         86,837        74.0         74
8.00% - 8.49%          66      6,833,437      4.98         8.23        580        103,537        76.5         66
8.50% - 8.99%          90      9,703,903      7.07         8.77        557        107,821        77.5         55
9.00% - 9.49%          99     10,187,042      7.43         9.26        563        102,899        77.8         57
9.50% - 9.99%         204     22,380,687     16.31         9.77        558        109,709        80.2         49
10.00% - 10.49%       135     13,858,807     10.10        10.24        546        102,658        83.4         47
10.50% - 10.99%       194     19,820,206     14.45        10.75        555        102,166        84.4         42
11.00% - 11.49%        93     10,029,451      7.31        11.21        548        107,844        86.1         42
11.50% - 11.99%        99      9,923,369      7.23        11.72        542        100,236        84.0         40
12.00% - 12.49%        31      3,068,710      2.24        12.22        549         98,991        85.9         41
12.50% - 12.99%        20      1,732,569      1.26        12.75        544         86,628        85.5         42
13.00% - 13.49%         5        374,572      0.27        13.23        494         74,914        57.0         86
13.50% - 13.99%         2         82,744      0.06        13.63        556         41,372        70.2         37
--------------- ----------- ------------ ------------ ------------ ----------- ------------ ------------ ------------
Total               1,455   $137,192,688    100.00%        9.26%       571        $94,291        80.7%        52
=============== =========== ============ ============ ============ =========== ============ ============ ============

                                                     DISTRIBUTION BY PERIODIC CAP

                        NUMBER     AGGREGATE                  WEIGHTED     WEIGHTED                WEIGHTED   WEIGHTED
                          OF       PRINCIPAL     AGGREGATE    AVERAGE      AVERAGE     AVERAGE      AVERAGE    AVERAGE
                       MORTGAGE     BALANCE      PRINCIPAL     GROSS        FICO      PRINCIPAL     CURRENT   LOAN AGE
 PERIODIC CAP            LOANS    OUTSTANDING     BALANCE     COUPON        SCORE      BALANCE        LTV     (MONTHS)
 ------------            -----    -----------     -------     ------        -----      -------        ---     --------
0.00%                      6       $346,231        0.25%        9.80%      619          $57,705       60.5%      119
1.00%                    815     88,042,203       64.17         9.82       556          108,027       81.6        49
1.50%                    176     18,560,595       13.53         9.85       557          105,458       80.6        51
2.00%                    390     23,431,604       17.08         6.33       646           60,081       76.7        70
3.00%                     65      6,298,441        4.59        10.62       528           96,899       83.7        34
5.00% & Above              3        513,616        0.37         8.21       656          171,205       75.0        28
------------------ ------------ ------------ ------------ ------------ ------------ ------------ ----------- ------------
Total                  1,455    $137,192,688     100.00%        9.26%      571          $94,291       80.7%       52
================== ============ ============ ============ ============ ============ ============ =========== ============


                                                 DISTRIBUTION BY RATE RESET FREQUENCY

                         NUMBER      AGGREGATE                   WEIGHTED  WEIGHTED                  WEIGHTED    WEIGHTED
                           OF        PRINCIPAL    AGGREGATE      AVERAGE   AVERAGE      AVERAGE      AVERAGE     AVERAGE
 RATE RESET             MORTGAGE      BALANCE     PRINCIPAL       GROSS     FICO       PRINCIPAL     CURRENT     LOAN AGE
 FREQUENCY                LOANS     OUTSTANDING    BALANCE       COUPON     SCORE       BALANCE        LTV       (MONTHS)
 ---------                -----     -----------    -------       ------     -----       -------        ---       --------
Monthly                      2       $188,152       0.14%        8.92%      668          $94,076       53.8%       143
Semi-annually            1,079    115,475,826      84.17         9.87       555          107,021       81.4         49
Yearly                     368     21,211,220      15.46         5.92       656           57,639       77.1         69
24 Months & Above            6        317,490       0.23        11.63       607           52,915       69.9        130
-------------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ -----------
Total                    1,455    $137,192,688    100.00%        9.26%      571          $94,291       80.7%        52
==================== ============ ============ =========== ============ ============ ============ ============ ===========


                                                 DISTRIBUTION BY MONTHS TO RATE RESET

                   NUMBER     AGGREGATE                    WEIGHTED   WEIGHTED                 WEIGHTED    WEIGHTED
                     OF       PRINCIPAL     AGGREGATE      AVERAGE    AVERAGE      AVERAGE      AVERAGE    AVERAGE
 MONTHS TO        MORTGAGE     BALANCE      PRINCIPAL       GROSS      FICO       PRINCIPAL     CURRENT    LOAN AGE
 RATE RESET         LOANS    OUTSTANDING     BALANCE       COUPON      SCORE       BALANCE        LTV      (MONTHS)
 ----------         -----    -----------     -------       ------      -----       -------        ---      --------
1 - 3 Months        621      $61,800,646     45.05%         9.56%       565        $99,518        80.9%      50
4 - 6 Months        581       60,154,434     43.85          9.58        560        103,536        80.7       52
7 - 12 Months       242       14,184,943     10.34          6.55        636         58,615        80.0       62
13 - 24 Months        4          234,904      0.17         10.29        559         58,726        88.6       28
25 - 48 Months        6          462,124      0.34         10.90        609         77,021        51.2      110
49 - 60 Months        1          355,637      0.26          8.38        645        355,637        76.8       33
-------------- ------------ ------------ ------------ ------------ ----------- ------------ ------------ ------------
Total              1,455    $137,192,688    100.00%         9.26%      571         $94,291       80.7%        52
============== ============ ============ ============ ============ =========== ============ ============ ============

                                                DISTRIBUTION BY GROSS LIFE MAXIMUM RATE

                     NUMBER     AGGREGATE                    WEIGHTED  WEIGHTED                 WEIGHTED   WEIGHTED
                       OF       PRINCIPAL     AGGREGATE      AVERAGE   AVERAGE       AVERAGE    AVERAGE    AVERAGE
 GROSS LIFE         MORTGAGE     BALANCE      PRINCIPAL       GROSS     FICO        PRINCIPAL   CURRENT    LOAN AGE
MAXIMUM RATE          LOANS    OUTSTANDING     BALANCE       COUPON     SCORE        BALANCE      LTV      (MONTHS)
------------          -----    -----------     -------       ------     -----        -------      ---      --------
9.50% - 9.99%            4       $330,272      0.24%        3.17%       719         $82,568       66.3%       47
10.00% - 10.49%         10        785,391      0.57         2.64        682          78,539       64.2        48
10.50% - 10.99%         14      1,070,166      0.78         3.53        687          76,440       83.1        52
11.00% - 11.49%         37      1,927,188      1.40         3.22        705          52,086       80.1        50
11.50% - 11.99%         51      2,620,573      1.91         3.90        696          51,384       85.0        50
12.00% - 12.49%         31      1,470,464      1.07         4.88        687          47,434       79.9        60
12.50% - 12.99%         49      2,875,520      2.10         6.10        634          58,684       81.5        68
13.00% - 13.49%         36      2,404,546      1.75         7.25        647          66,793       76.2        70
13.50% - 13.99%         35      1,989,467      1.45         7.38        637          56,842       74.3        69
14.00% - 14.49%         50      4,127,053      3.01         7.49        594          82,541       74.7        77
14.50% - 14.99%         88      9,052,420      6.60         8.08        574         102,868       74.1        64
15.00% - 15.49%         86      8,622,020      6.28         8.31        568         100,256       75.1        67
15.50% - 15.99%        172     20,040,713     14.61         9.10        561         116,516       80.0        55
16.00% - 16.99%        325     33,842,877     24.67         9.80        553         104,132       81.5        50
17.00% - 17.99%        292     29,716,130     21.66        10.51        559         101,768       84.4        44
18.00% - 18.99%        128     12,586,285      9.17        11.47        547          98,330       83.6        40
19.00% & Above          47      3,731,604      2.72        11.62        529          79,396       79.5        46
---------------- ------------ ----------- ------------ ----------- ------------ ------------ ----------- ------------
Total                1,455    $137,192,688   100.00%        9.26%       571         $94,291       80.7%       52
================ ============ =========== ============ =========== ============ ============ =========== ============


                                                     DISTRIBUTION BY GROSS MARGIN

                     NUMBER     AGGREGATE                 WEIGHTED   WEIGHTED                    WEIGHTED  WEIGHTED
                       OF       PRINCIPAL    AGGREGATE    AVERAGE    AVERAGE       AVERAGE       AVERAGE   AVERAGE
                    MORTGAGE     BALANCE     PRINCIPAL     GROSS      FICO        PRINCIPAL      CURRENT   LOAN AGE
 GROSS MARGIN         LOANS    OUTSTANDING    BALANCE     COUPON      SCORE        BALANCE         LTV     (MONTHS)
 ------------         -----    -----------    -------     ------      -----        -------         ---     --------
Less than 1.00%        67      $4,216,208      3.07%       3.26%       689         $62,928        76.7%       52
1.00% - 1.49%          40       1,929,119      1.41        3.62        701          48,228        84.4        51
1.50% - 1.99%          32       1,459,213      1.06        4.05        701          45,600        84.8        51
2.00% - 2.49%          30       1,591,352      1.16        4.72        678          53,045        80.1        58
2.50% - 2.99%          34       3,026,016      2.21        5.92        623          89,000        78.6        67
3.00% - 3.49%          35       3,054,226      2.23        6.35        604          87,264        74.6        79
3.50% - 3.99%          38       3,056,303      2.23        6.96        600          80,429        71.9        73
4.00% - 4.49%          60       4,870,505      3.55        7.36        599          81,175        77.4        75
4.50% - 4.99%         102       8,495,601      6.19        7.95        586          83,290        72.1        78
5.00% - 5.49%         107      11,922,342      8.69        8.98        555         111,424        77.9        60
5.50% - 5.99%         183      18,883,741     13.76        9.49        560         103,190        81.9        51
6.00% - 6.49%         208      21,182,872     15.44       10.03        561         101,841        82.4        50
6.50% - 6.99%         260      27,102,183     19.75       10.40        551         104,239        81.9        43
7.00% - 7.49%         150      15,536,619     11.32       10.94        545         103,577        84.0        41
7.50% - 7.99%          77       7,520,872      5.48       11.12        544          97,674        82.0        45
8.00% - 8.49%          21       2,198,438      1.60       11.68        567         104,688        86.5        36
8.50% & Above          11       1,147,081      0.84       12.43        550         104,280        89.0        41
--------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ ------------
Total               1,455    $137,192,688    100.00%       9.26%       571         $94,291        80.7%       52
=============== ============ ============ =========== ============ ============ ============ ============ ============

                                                 DISTRIBUTION BY CURRENT PRODUCT TYPE

                        NUMBER    AGGREGATE                    WEIGHTED   WEIGHTED               WEIGHTED   WEIGHTED
                          OF      PRINCIPAL       AGGREGATE     AVERAGE   AVERAGE     AVERAGE    AVERAGE    AVERAGE
  CURRENT              MORTGAGE    BALANCE        PRINCIPAL      GROSS     FICO      PRINCIPAL   CURRENT    LOAN AGE
PRODUCT TYPE             LOANS   OUTSTANDING       BALANCE      COUPON    SCORE       BALANCE      LTV      (MONTHS)
------------             -----   -----------       -------      ------    -----       -------      ---      --------
1-Year CMT                361    $20,812,220        15.17%       5.89%      657       $57,652      78.0%      67
2/28 LIBOR                  7        950,186         0.69       10.40       515       135,741      86.0       22
3/27 LIBOR                 98     10,141,983         7.39       10.85       540       103,490      84.6       32
6-Month CMT               161     18,453,469        13.45        8.02       578       114,618      72.8       82
6-Month LIBOR             799     84,206,923        61.38       10.15       552       105,390      82.9       44
Other ARMS                 29      2,627,908         1.92        9.50       580        90,618      66.4       91
-------------------- --------- --------------- ------------ ---------- ----------- ----------- --------- ------------
Total                   1,455   $137,192,688       100.00%       9.26%      571       $94,291      80.7%      52
==================== ========= =============== ============ ========== =========== =========== ========= ============

(1) 84.4% of the Mortgage Loans in the 6-Month LIBOR ARM category were originally in the 2/28 LIBOR ARM or 3/27 LIBOR ARM categories.
(2) All of the Mortgage Loans in the 2/28 LIBOR ARM and 3/27 LIBOR ARM categories adjust using 6-month LIBOR.




                                                   DISTRIBUTION BY AMORTIZATION TYPE

                         NUMBER    AGGREGATE                   WEIGHTED   WEIGHTED               WEIGHTED   WEIGHTED
                           OF      PRINCIPAL      AGGREGATE    AVERAGE    AVERAGE    AVERAGE     AVERAGE    AVERAGE
  AMORTIZATION          MORTGAGE    BALANCE       PRINCIPAL     GROSS      FICO     PRINCIPAL    CURRENT    LOAN AGE
      TYPE                LOANS   OUTSTANDING      BALANCE     COUPON     SCORE      BALANCE       LTV      (MONTHS)
      ----                -----   -----------      -------     ------     -----      -------       ---      --------
15 Year Amortization        33    $1,315,834       0.96%       8.02%      625        $39,874        54.6%       81
15 Year Balloon             85     8,069,021       5.88        7.68       598         94,930        67.4       101
30 Year Amortization     1,337   127,807,833      93.16        9.37       568         95,593        81.8        49
-------------------- ----------- ----------- ------------ ----------- ----------- ------------ ----------- -----------
Total                    1,455   $137,192,688    100.00%       9.26%      571        $94,291        80.7%       52
==================== =========== =========== ============ =========== =========== ============ =========== ===========


                                                       DISTRIBUTION BY ZIP CODES

                     NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED                 WEIGHTED    WEIGHTED
                       OF        PRINCIPAL  AGGREGATE      AVERAGE    AVERAGE     AVERAGE       AVERAGE    AVERAGE
                    MORTGAGE     BALANCE    PRINCIPAL       GROSS      FICO      PRINCIPAL      CURRENT    LOAN AGE
ZIP CODES            LOANS     OUTSTANDING   BALANCE       COUPON     SCORE       BALANCE         LTV      (MONTHS)
---------            -----     -----------   -------       ------     -----       -------         ---      --------
84109                  2        $514,752      0.38%         9.71%       518       $257,376        84.9%       52
76063                  2         503,879      0.37         10.74        546        251,940        88.3        40
90043                  3         503,234      0.37          9.48        580        167,745        73.3        51
08889                  1         429,844      0.31          9.50        555        429,844        82.7        59
90008                  2         419,390      0.31         10.16        610        209,695        76.0        70
28358                  2         416,991      0.30          9.53        522        208,496        59.1        55
60643                  5         407,220      0.30          9.35        572         81,444        79.1        51
27587                  2         404,029      0.29         10.43        540        202,015        88.0        41
30083                  3         379,213      0.28         11.43        531        126,404        81.7        40
95020                  2         374,982      0.27         10.43        510        187,491        78.0        64
All Others         1,431     132,839,154     96.83          9.23        571         92,830        80.7        52
-------------- ------------ ------------ ------------ ------------ ----------- ------------ ------------ ------------
Total              1,455    $137,192,688    100.00%         9.26%       571        $94,291        80.7%       52
============== ============ ============ ============ ============ =========== ============ ============ ============

                                                         DISTRIBUTION BY STATE

                        NUMBER     AGGREGATE                 WEIGHTED   WEIGHTED                   WEIGHTED    WEIGHTED
                          OF       PRINCIPAL     AGGREGATE    AVERAGE    AVERAGE       AVERAGE      AVERAGE    AVERAGE
                       MORTGAGE     BALANCE      PRINCIPAL     GROSS      FICO        PRINCIPAL     CURRENT    LOAN AGE
STATE                    LOANS    OUTSTANDING     BALANCE     COUPON     SCORE         BALANCE        LTV      (MONTHS)
-----                    -----    -----------     -------     ------     -----         -------        ---      --------
Southern California       127    $15,938,082      11.62%       8.87%       579         $125,497       77.1%       67
Florida                   177     12,750,409       9.29        8.31        592           72,036       83.5        46
Texas                     132     11,560,820       8.43       10.14        561           87,582       84.0        45
North Carolina             97      8,251,965       6.01        9.14        578           85,072       83.6        45
Northern California        62      7,649,028       5.58        9.09        584          123,371       70.3        74
Illinois                   68      7,504,692       5.47        9.75        538          110,363       80.1        49
Georgia                    82      6,739,323       4.91        9.32        577           82,187       82.9        52
Michigan                   57      5,627,912       4.10       10.11        550           98,735       80.7        48
Ohio                       62      5,253,036       3.83        9.93        549           84,726       83.3        41
Washington                 37      4,432,162       3.23        9.79        582          119,788       78.4        48
All Others                554     51,485,260      37.53        9.17        569           92,934       81.1        52
------------------ ------------ ------------ ------------ ------------ ------------ ------------ ----------- ------------
Total                   1,455   $137,192,688     100.00%       9.26%       571          $94,291       80.7%       52
================== ============ ============ ============ ============ ============ ============ =========== ============

(1) All Mortgage Loans in California zip codes less than 93601 are included in the Southern California category. The remaining California zip codes are included in the Northern California category.
(2)      Includes states with less than 3% concentration by principal balance.




                                              DISTRIBUTION BY CURRENT LOAN TO VALUE RATIO

                       NUMBER     AGGREGATE                  WEIGHTED  WEIGHTED                 WEIGHTED   WEIGHTED
                        OF        PRINCIPAL   AGGREGATE      AVERAGE   AVERAGE     AVERAGE      AVERAGE    AVERAGE
CURRNET LOAN          MORTGAGE     BALANCE    PRINCIPAL       GROSS     FICO      PRINCIPAL     CURRENT    LOAN AGE
  TO VALUE             LOANS     OUTSTANDING   BALANCE       COUPON     SCORE      BALANCE        LTV      (MONTHS)
  --------             -----     -----------   -------       ------     -----      -------        ---      --------
Below 50.00%             60      $3,833,746     2.79%         8.21%     605        $63,896        35.9%       88
50.01% - 60.00%          52       4,528,253     3.30          8.44      582         87,082        55.4        82
60.01% - 70.00%         137      11,837,273     8.63          9.19      576         86,403        66.2        70
70.01% - 80.00%         448      44,286,206    32.28          9.03      565         98,853        76.1        52
80.01% - 85.00%         215      19,800,033    14.43          9.24      571         92,093        83.1        48
85.01% - 90.00%         269      26,294,236    19.17          9.47      566         97,748        87.8        48
90.01% - 95.00%         126      10,597,857     7.72          8.50      586         84,110        92.9        44
95.01% - 100.00%        138      14,789,311    10.78         10.71      568        107,169        98.2        40
100.01% - 125.00%         9       1,101,774     0.80          8.93      577        122,419       112.4        50
Unknown                   1         124,000     0.09         12.50      551        124,000        N/A        138
----------------- ------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------
Total                 1,455    $137,192,688   100.00%         9.26%     571        $94,291        80.7%       52
================= ============ =========== ============ =========== ============ =========== =========== ============


                                                   DISTRIBUTION BY OCCUPANCY STATUS

                        NUMBER     AGGREGATE                 WEIGHTED   WEIGHTED                   WEIGHTED  WEIGHTED
                          OF       PRINCIPAL     AGGREGATE    AVERAGE   AVERAGE       AVERAGE      AVERAGE   AVERAGE
                       MORTGAGE     BALANCE      PRINCIPAL     GROSS     FICO        PRINCIPAL     CURRENT   LOAN AGE
OCCUPANCY STATUS         LOANS    OUTSTANDING     BALANCE     COUPON     SCORE        BALANCE        LTV     (MONTHS)
----------------         -----    -----------     -------     ------     -----        -------        ---     --------
Owner Occupied          1,420    $134,118,376     97.76%        9.24%     571         $94,450        80.9%      53
Non-Owner Occupied         35      3,074,312       2.24        10.00      555          87,837        69.4       50
------------------- ------------ ----------- ------------ ----------- ------------ ------------ ----------- ------------
Total                   1,455    $137,192,688    100.00%        9.26%     571         $94,291        80.7%      52
=================== ============ =========== ============ =========== ============ ============ =========== ============

                                                     DISTRIBUTION BY PROPERTY TYPE

                         NUMBER     AGGREGATE                   WEIGHTED   WEIGHTED                 WEIGHTED     WEIGHTED
                           OF       PRINCIPAL     AGGREGATE     AVERAGE    AVERAGE      AVERAGE     AVERAGE     AVERAGE
                        MORTGAGE     BALANCE      PRINCIPAL     GROSS       FICO       PRINCIPAL    CURRENT     LOAN AGE
PROPERTY TYPE             LOANS    OUTSTANDING     BALANCE      COUPON     SCORE        BALANCE       LTV       (MONTHS)
-------------             -----    -----------     -------      ------     -----        -------       ---       --------
Single Family            1,074    $115,188,145      83.96%       9.71%       557       $107,252       80.6%        53
Manufactured
Housing                    296     14,128,066       10.30        5.12        685         47,730       82.3         51
Condominium                 38      3,457,954        2.52       10.39        547         90,999       80.7         43
2-4 Family                  34      3,348,735        2.44        9.72        574         98,492       75.0         60
Townhouse                   13      1,069,788        0.78       10.28        551         82,291       87.9         44
-------------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ -----------
Total                    1,455    $137,192,688     100.00%       9.26%       571        $94,291       80.7%        52
==================== ============ ============ =========== ============ ============ ============ ============ ===========


                                                  DISTRIBUTION BY CREDIT SCORE (FICO)

                    NUMBER     AGGREGATE                  WEIGHTED    WEIGHTED                   WEIGHTED   WEIGHTED
                      OF       PRINCIPAL      AGGREGATE   AVERAGE     AVERAGE     AVERAGE        AVERAGE    AVERAGE
CREDIT SCORE       MORTGAGE     BALANCE       PRINCIPAL    GROSS       FICO      PRINCIPAL       CURRENT    LOAN AGE
 (FICO)(1)          LOANS    OUTSTANDING      BALANCE     COUPON       SCORE      BALANCE          LTV      (MONTHS)
 ---------          -----    -----------      -------     ------       -----      -------          ---      --------
400 - 479             73      $6,981,216        5.09%     10.20%        467       $95,633         82.5%       43
480 - 499            123      12,733,451        9.28      10.10         490       103,524         82.0        46
500 - 519            163      17,392,800       12.68      10.11         510       106,704         82.5        45
520 - 539            151      16,491,096       12.02       9.64         530       109,213         81.8        50
540 - 559            157      16,657,403       12.14       9.84         550       106,098         79.9        53
560 - 579            118      11,691,069        8.52       9.68         569        99,077         79.4        53
580 - 599            129      13,048,657        9.51       9.31         589       101,152         79.1        59
600 - 619             90       9,214,854        6.72       9.66         609       102,387         81.5        56
620 - 639             91       9,288,202        6.77       9.09         629       102,068         79.5        60
640 - 659             75       6,682,713        4.87       8.08         649        89,103         79.0        58
660 - 679             50       4,119,896        3.00       8.41         670        82,398         79.4        57
680 - 699             56       3,435,652        2.50       5.76         691        61,351         81.3        56
700 - 719             38       2,365,396        1.72       5.11         709        62,247         80.0        58
720 - 739             39       2,268,570        1.65       6.32         728        58,168         78.6        62
740 & Above           85       3,357,860        2.45       4.76         767        39,504         80.9        52
Unknown               17       1,463,853        1.07       8.73        N/A         86,109         73.4        65
-------------- ------------ ------------ ------------ ------------ ----------- ------------ ------------ ------------
Total              1,455    $137,192,688      100.00%      9.26%        571       $94,291         80.7%       52
============== ============ ============ ============ ============ =========== ============ ============ ============

(1) The FICO scores for 90.8% of the Mortgage Loans were obtained in August 2002, 9.2% were obtained in June 2002.


                                              DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

                      NUMBER     AGGREGATE                WEIGHTED   WEIGHTED                   WEIGHTED   WEIGHTED
                        OF       PRINCIPAL   AGGREGATE     AVERAGE   AVERAGE       AVERAGE      AVERAGE    AVERAGE
    ORIGINAL         MORTGAGE     BALANCE    PRINCIPAL      GROSS     FICO        PRINCIPAL     CURRENT    LOAN AGE
MONTHS TO MATURITY     LOANS    OUTSTANDING   BALANCE      COUPON     SCORE        BALANCE        LTV      (MONTHS)
------------------     -----    -----------   -------      ------     -----        -------        ---      --------
0 - 120 Months           3        $23,954      0.02%        4.73%      688          $7,985        41.2%      54
121 - 180 Months       112      9,169,699      6.68         7.73       603          81,872        65.5       99
181 - 240 Months        34        974,691      0.71         5.67       702          28,667        79.2       61
241 - 300 Months        13        580,009      0.42         5.03       653          44,616        73.7       53
301 - 360 Months     1,293    126,444,335     92.17         9.42       567          97,791        81.8       49
---------------- ------------ ----------- ------------ ----------- ------------ ------------ ----------- ------------
Total                1,455    $137,192,688   100.00%        9.26%      571         $94,291        80.7%      52
================ ============ =========== ============ =========== ============ ============ =========== ============

                                             DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                       NUMBER     AGGREGATE                 WEIGHTED   WEIGHTED                 WEIGHTED   WEIGHTED
                         OF       PRINCIPAL   AGGREGATE     AVERAGE    AVERAGE      AVERAGE     AVERAGE    AVERAGE
    REMAINING         MORTGAGE     BALANCE    PRINCIPAL     GROSS      FICO        PRINCIPAL    CURRENT    LOAN AGE
MONTHS TO MATURITY     LOANS    OUTSTANDING   BALANCE       COUPON     SCORE        BALANCE       LTV      (MONTHS)
------------------     -----    -----------   -------       ------     -----        -------       ---      --------
1 - 24 Months            2         $2,735      0.00%         8.40%      675         $1,368        12.5%      106
25 - 36 Months           7        246,222      0.18         12.57       586         35,175        32.4       154
37 - 48 Months           2        257,771      0.19         10.29       620        128,885        64.8       135
49 - 60 Months           8        506,353      0.37          7.04       583         63,294        63.0       123
61 - 72 Months          22      1,840,235      1.34          7.61       596         83,647        62.2       112
73 - 84 Months          33      3,408,851      2.48          7.62       604        103,299        68.1       101
85 - 96 Months          17      1,466,982      1.07          7.62       622         86,293        61.7        90
97 - 108 Months          7        493,962      0.36          6.56       550         70,566        69.1        88
109 - 120 Months         8        602,842      0.44          7.78       607         75,355        71.3        65
121 - 180 Months        25        922,868      0.67          7.07       636         36,915        73.0        85
181 - 240 Months        29        995,873      0.73          5.89       680         34,340        70.2        81
241 - 300 Months       211     21,196,622     15.45          8.42       582        100,458        75.0        78
301 - 360 Months     1,084    105,251,374     76.72          9.60       564         97,095        83.3        43
---------------- ----------- ------------ ------------ ----------- ------------ ------------ ----------- ------------
Total                1,455   $137,192,688    100.00%         9.26%      571        $94,291        80.7%       52
================ =========== ============ ============ =========== ============ ============ =========== ============


                                               DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                         NUMBER    AGGREGATE                 WEIGHTED   WEIGHTED                 WEIGHTED   WEIGHTED
                           OF      PRINCIPAL   AGGREGATE     AVERAGE    AVERAGE      AVERAGE     AVERAGE    AVERAGE
    CURRENT             MORTGAGE   BALANCE     PRINCIPAL     GROSS      FICO        PRINCIPAL    CURRENT    LOAN AGE
PRINCIPAL BALANCE        LOANS    OUTSTANDING   BALANCE      COUPON     SCORE        BALANCE       LTV      (MONTHS)
-----------------        -----    -----------   -------      ------     -----        -------       ---      --------
$0 - $25,000               41      $750,330       0.55%       6.40%      721        $18,301       71.3%       62
$25,001 - $50,000         187     7,225,277       5.27        6.56       664         38,638       80.3        56
$50,001 - $75,000         413    25,748,704      18.77        8.89       576         62,346       78.2        55
$75,001 - $100,000        315    27,149,645      19.79        9.35       565         86,189       79.2        54
$100,001 - $150,000       311    37,509,684      27.34        9.54       562        120,610       80.9        52
$150,001 - $200,000       113    19,402,211      14.14        9.78       563        171,701       83.1        50
$200,001 - $250,000        37     8,152,620       5.94        9.79       549        220,341       86.2        48
$250,001 - $300,000        25     6,842,367       4.99        9.65       554        273,695       82.5        45
$300,001 - $450,000        13     4,411,850       3.22        9.43       560        339,373       80.8        56
------------------- ----------- ----------- ------------ ----------- ----------- ----------- ------------ -----------
Total                   1,455   $137,192,688    100.00%       9.26%      571        $94,291       80.7%       52
=================== =========== =========== ============ =========== =========== =========== ============ ===========

                    THE GROUP II - FIXED-RATE MORTGAGE LOANS

Scheduled Principal Balance:                                      $119,949,100
Number of Mortgage Loans:                                                1,351
Average Scheduled Principal Balance:                                   $88,785
Weighted Average Gross Coupon:                                          10.43%
Weighted Average Net Coupon:                                             9.93%
Weighted Average Credit Score (FICO) (1):                                  567
Weighted Average Current LTV Ratio:                                      78.8%
Weighted Average Stated Remaining Term (months):                           230
Weighted Average Seasoning (months):                                        53

(1) The FICO scores for 99.9% of the Mortgage Loans were obtained in August 2002, 0.1% were obtained in June 2002.





                                                     DISTRIBUTION BY GROSS COUPON


                      NUMBER      AGGREGATE                   WEIGHTED    WEIGHTED                WEIGHTED  WEIGHTED
                        OF        PRINCIPAL      AGGREGATE    AVERAGE     AVERAGE      AVERAGE     AVERAGE  AVERAGE
                      MORTGAGE     BALANCE       PRINCIPAL     GROSS        FICO      PRINCIPAL    CURRENT  LOAN AGE
  GROSS COUPON         LOANS     OUTSTANDING      BALANCE      COUPON      SCORE       BALANCE       LTV    (MONTHS)
  ------------         -----     -----------      -------      ------      -----       -------       ---    --------
Below 5.00%               3        $130,176         0.11%       3.85%      695        $43,392       83.7%     52
5.50% - 5.99%             1          84,815         0.07        6.00       509         84,815       73.0      54
6.00% - 6.49%             1          50,001         0.04        6.34       756         50,001       51.6      82
6.50% - 6.99%             5         822,758         0.69        6.67       693        164,552       62.2      23
7.00% - 7.49%             5         260,133         0.22        7.21       630         52,027       66.7      47
7.50% - 7.99%            24       2,367,522         1.97        7.84       609         98,647       61.7      58
8.00% - 8.49%            33       3,004,863         2.51        8.23       583         91,056       66.3      59
8.50% - 8.99%           129      11,921,659         9.94        8.79       591         92,416       71.6      60
9.00% - 9.49%            76       8,240,610         6.87        9.28       554        108,429       73.0      56
9.50% - 9.99%           212      20,855,708        17.39        9.79       572         98,376       80.3      57
10.00% - 10.49%         152      14,008,732        11.68       10.27       564         92,163       79.5      52
10.50% - 10.99%         266      23,048,402        19.22       10.78       560         86,648       82.8      52
11.00% - 11.49%         112       9,345,990         7.79       11.25       556         83,446       84.0      47
11.50% - 11.99%         164      13,788,801        11.50       11.76       557         84,078       82.1      50
12.00% - 12.49%          58       4,644,324         3.87       12.26       553         80,075       84.1      46
12.50% - 12.99%          61       4,707,426         3.92       12.78       556         77,171       78.8      53
13.00% - 13.49%          17       1,073,351         0.89       13.19       575         63,138       74.9      47
13.50% - 13.99%          15         676,533         0.56       13.77       536         45,102       64.8      70
14.00% & Above           17         917,296         0.76       14.66       533         53,959       76.7      53
------------------ ---------- --------------- ------------ ----------- ----------- ----------- ---------- -----------
Total                 1,351    $119,949,100       100.00%      10.43%      567        $88,785       78.8%     53
================== ========== =============== ============ =========== =========== =========== ========== ===========


                                                   DISTRIBUTION BY AMORTIZATION TYPE

                         NUMBER    AGGREGATE                   WEIGHTED   WEIGHTED               WEIGHTED   WEIGHTED
                           OF      PRINCIPAL      AGGREGATE    AVERAGE    AVERAGE    AVERAGE     AVERAGE    AVERAGE
  AMORTIZATION          MORTGAGE    BALANCE       PRINCIPAL     GROSS      FICO     PRINCIPAL    CURRENT    LOAN AGE
      TYPE                LOANS   OUTSTANDING      BALANCE     COUPON     SCORE      BALANCE       LTV      (MONTHS)
      ----                -----   -----------      -------     ------     -----      -------       ---      --------
10 Year Balloon             5       $522,105        0.44%       10.90%     524       $104,421      77.3%      40
15 Year Amortization      198     11,627,674        9.69         9.93      581         58,726      60.7       60
15 Year Balloon           349     32,995,390       27.51        10.57      569         94,543      78.6       56
30 Year Amortization      799     74,803,932       62.36        10.44      564         93,622      81.8       51
-------------------- --------- --------------- ------------ ---------- ----------- ----------- --------- ------------
Total                   1,351   $119,949,100      100.00%       10.43%     567        $88,785      78.8%      53
==================== ========= =============== ============ ========== =========== =========== ========= ============

                                                       DISTRIBUTION BY ZIP CODES

                     NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED                 WEIGHTED    WEIGHTED
                       OF        PRINCIPAL  AGGREGATE      AVERAGE    AVERAGE     AVERAGE       AVERAGE    AVERAGE
                    MORTGAGE     BALANCE    PRINCIPAL       GROSS      FICO      PRINCIPAL      CURRENT    LOAN AGE
ZIP CODES            LOANS     OUTSTANDING   BALANCE       COUPON     SCORE       BALANCE         LTV      (MONTHS)
---------            -----     -----------   -------       ------     -----       -------         ---      --------
11234                   4         $622,750        0.52%      10.43%      643       $155,687       61.7%       68
92592                   2          498,561        0.42        8.82       528        249,280       84.7        53
10466                   3          471,953        0.39       10.19       665        157,318       81.8        67
94127                   2          393,437        0.33       10.64       660        196,719       79.2        77
90047                   4          392,129        0.33        9.10       537         98,032       74.7        81
77479                   3          385,484        0.32       11.09       569        128,495       82.7        47
72703                   1          366,833        0.31        6.75       646        366,833       53.6        14
33705                   4          352,738        0.29       10.48       508         88,184       86.9        41
11413                   2          351,465        0.29        9.84       524        175,733       75.1        42
38654                   2          340,711        0.28       10.72       571        170,356       93.4        50
All Others          1,324      115,773,040       96.52       10.45       566         87,442       78.9        53
--------------- ----------- --------------- ------------ ----------- ----------- ----------- ----------- ------------
TOTAL               1,351     $119,949,100      100.00%      10.43%      567        $88,785       78.8%       53
=============== =========== =============== ============ =========== =========== =========== =========== ============


                                                         DISTRIBUTION BY STATE

                        NUMBER     AGGREGATE                 WEIGHTED   WEIGHTED                  WEIGHTED   WEIGHTED
                          OF       PRINCIPAL     AGGREGATE    AVERAGE    AVERAGE      AVERAGE     AVERAGE   AVERAGE
                       MORTGAGE     BALANCE      PRINCIPAL     GROSS      FICO       PRINCIPAL    CURRENT   LOAN AGE
STATE                    LOANS    OUTSTANDING     BALANCE     COUPON     SCORE        BALANCE       LTV     (MONTHS)
-----                    -----    -----------     -------     ------     -----        -------       ---     --------
New York                  149      $15,711,100      13.10%      10.25%     600       $105,444      73.3%      63
Florida                   132       11,664,692       9.72       10.60      551         88,369      83.5       47
Southern California        79        9,345,952       7.79        9.75      561        118,303      78.6       60
North Carolina             99        7,818,352       6.52       10.74      557         78,973      84.9       47
Georgia                    65        5,720,407       4.77       10.85      560         88,006      81.9       46
Northern California        50        5,700,315       4.75       10.15      582        114,006      75.3       63
New Jersey                 59        5,340,224       4.45       10.38      580         90,512      69.2       69
Texas                      61        4,842,505       4.04       10.85      555         79,385      82.9       51
Ohio                       55        4,317,952       3.60       10.65      544         78,508      84.1       43
Illinois                   41        4,149,494       3.46        9.84      571        101,207      80.5       51
Pennsylvania               59        4,074,392       3.40       10.42      541         69,057      73.7       60
All Others                502       41,263,716      34.40       10.51      566         82,199      79.2       50
------------------- ----------- -------------- ------------ ---------- ----------- ---------- ----------- -----------
Total                   1,351     $119,949,100     100.00%      10.43%     567        $88,785      78.8%      53
=================== =========== ============== ============ ========== =========== ========== =========== ===========

(1) All Mortgage Loans in California zip codes less than 93601 are included in the Southern California category. The remaining Mortgage Loans in California zip codes are included in the Northern California category.
(2)      Includes states with less than 3% concentration by principal balance.




                                              DISTRIBUTION BY CURRENT LOAN TO VALUE RATIO

                       NUMBER     AGGREGATE                  WEIGHTED  WEIGHTED                 WEIGHTED   WEIGHTED
                        OF        PRINCIPAL   AGGREGATE      AVERAGE   AVERAGE     AVERAGE      AVERAGE    AVERAGE
CURRNET LOAN          MORTGAGE     BALANCE    PRINCIPAL       GROSS     FICO      PRINCIPAL     CURRENT    LOAN AGE
  TO VALUE             LOANS     OUTSTANDING   BALANCE       COUPON     SCORE      BALANCE        LTV      (MONTHS)
  --------             -----     -----------   -------       ------     -----      -------        ---      --------
Below 50.00%              91      $5,112,818        4.26%       9.93%     605        $56,185       37.0%      67
50.01% - 60.00%           82       6,020,746        5.02        9.81      590         73,424       55.4       70
60.01% - 70.00%          176      14,087,722       11.74       10.20      570         80,044       65.6       60
70.01% - 80.00%          412      38,055,940       31.73       10.19      570         92,369       76.0       54
80.01% - 85.00%          172      15,971,115       13.31       10.58      563         92,855       82.9       50
85.01% - 90.00%          196      18,023,649       15.03       10.70      551         91,957       87.9       47
90.01% - 95.00%           70       6,239,880        5.20       10.83      554         89,141       92.9       48
95.01% - 100.00%         134      14,710,542       12.26       11.01      566        109,780       97.8       46
100.01% - 125.00%         18       1,726,688        1.44       10.51      549         95,927      109.0       52
------------------ ----------- -------------- ------------ ---------- ------------ ---------- ----------- -----------
Total                  1,351    $119,949,100      100.00%      10.43%     567        $88,785       78.8%      53
================== =========== ============== ============ ========== ============ ========== =========== ===========

                                                   DISTRIBUTION BY OCCUPANCY STATUS

                       NUMBER     AGGREGATE                   WEIGHTED  WEIGHTED                  WEIGHTED  WEIGHTED
                         OF       PRINCIPAL       AGGREGATE    AVERAGE  AVERAGE       AVERAGE     AVERAGE   AVERAGE
                      MORTGAGE     BALANCE        PRINCIPAL     GROSS    FICO        PRINCIPAL    CURRENT   LOAN AGE
OCCUPANCY STATUS        LOANS    OUTSTANDING       BALANCE     COUPON    SCORE        BALANCE       LTV     (MONTHS)
----------------        -----    -----------       -------     ------    -----        -------       ---     --------
Owner Occupied          1,302    $116,180,608       96.86%      10.44%    567         $89,232      79.1%      53
Non-Owner Occupied         49       3,768,492        3.14       10.11     570          76,908      71.4       51
-------------------- ---------- -------------- ------------ ---------- ----------- ---------- ----------- -----------
Total                   1,351    $119,949,100      100.00%      10.43%    567         $88,785      78.8%      53
==================== ========== ============== ============ ========== =========== ========== =========== ===========


                                                     DISTRIBUTION BY PROPERTY TYPE

                         NUMBER     AGGREGATE                   WEIGHTED  WEIGHTED               WEIGHTED   WEIGHTED
                           OF       PRINCIPAL     AGGREGATE     AVERAGE   AVERAGE    AVERAGE     AVERAGE    AVERAGE
                        MORTGAGE     BALANCE      PRINCIPAL     GROSS      FICO     PRINCIPAL    CURRENT    LOAN AGE
PROPERTY TYPE             LOANS    OUTSTANDING     BALANCE      COUPON    SCORE      BALANCE       LTV      (MONTHS)
-------------             -----    -----------     -------      ------    -----      -------       ---      --------
Single Family            1,182   $104,211,354        86.88%     10.41%     565       $88,165       79.0%      53
2-4 Family                  90      9,758,557         8.14      10.35      588       108,428       76.4       60
Condominium                 42      3,605,154         3.01      10.91      564        85,837       81.0       47
Manufactured
Housing                     29      1,684,257         1.40      10.70      563        58,078       77.3       44
Townhouse                    8        689,778         0.58      10.78      550        86,222       84.5       46
-------------------- ---------- -------------- ------------ ---------- ----------- ---------- ----------- -----------
Total                    1,351   $119,949,100       100.00%     10.43%     567       $88,785       78.8%      53
==================== ========== ============== ============ ========== =========== ========== =========== ===========


                                                  DISTRIBUTION BY CREDIT SCORE (FICO)

                      NUMBER    AGGREGATE                   WEIGHTED     WEIGHTED               WEIGHTED   WEIGHTED
                        OF      PRINCIPAL       AGGREGATE    AVERAGE     AVERAGE     AVERAGE    AVERAGE    AVERAGE
CREDIT SCORE         MORTGAGE    BALANCE        PRINCIPAL    GROSS        FICO      PRINCIPAL   CURRENT    LOAN AGE
 (FICO)(1)            LOANS    OUTSTANDING       BALANCE     COUPON      SCORE      BALANCE       LTV      (MONTHS)
 ---------            -----    -----------       -------     ------      -----      -------       ---      --------
400 - 479               84      $6,319,592         5.27%      11.05%      462       $75,233      80.0%        47
480 - 499              107       9,558,011         7.97       10.72       490        89,327      81.7         49
500 - 519              161      13,663,050        11.39       10.51       509        84,864      81.0         50
520 - 539              184      15,071,012        12.56       10.56       530        81,908      80.2         51
540 - 559              169      15,664,499        13.06       10.49       550        92,689      79.7         55
560 - 579              136      12,358,605        10.30       10.38       569        90,872      79.4         53
580 - 599              117      10,678,828         8.90       10.34       589        91,272      79.0         54
600 - 619               96       9,168,359         7.64       10.70       609        95,504      82.6         52
620 - 639               86       7,494,272         6.25       10.18       629        87,143      76.3         58
640 - 659               56       5,894,985         4.91       10.00       650       105,268      72.9         56
660 - 679               52       4,857,893         4.05       10.04       668        93,421      70.1         60
680 - 699               29       2,729,023         2.28       10.31       688        94,104      76.4         63
700 - 719               14       1,219,688         1.02        9.41       705        87,121      73.8         50
720 - 739                9       1,023,171         0.85        8.84       732       113,686      77.0         49
740 & Above             14       1,230,778         1.03        8.89       767        87,913      60.4         68
Unknown                 37       3,017,334         2.52       10.30      N/A         81,550      75.4         62
----------------- ---------- -------------- ------------ ----------- ------------ ---------- ----------- ------------
Total                1,351    $119,949,100       100.00%      10.43%      567       $88,785      78.8%        53
================= ========== ============== ============ =========== ============ ========== =========== ============

(1) The FICO scores for 99.9% of the Mortgage Loans were obtained in August 2002, 0.1% were obtained in June 2002.


                                              DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

                      NUMBER     AGGREGATE                WEIGHTED   WEIGHTED                   WEIGHTED   WEIGHTED
                        OF       PRINCIPAL   AGGREGATE     AVERAGE   AVERAGE       AVERAGE      AVERAGE    AVERAGE
    ORIGINAL         MORTGAGE     BALANCE    PRINCIPAL      GROSS     FICO        PRINCIPAL     CURRENT    LOAN AGE
MONTHS TO MATURITY     LOANS    OUTSTANDING   BALANCE      COUPON     SCORE        BALANCE        LTV      (MONTHS)
------------------     -----    -----------   -------      ------     -----        -------        ---      --------
0 - 120 Months          23      $1,495,754          1.25%       9.68%      581       $65,033       59.1%      42
121 - 180 Months       520      42,829,655         35.71       10.42       571        82,365       74.4       58
181 - 240 Months        97       7,644,706          6.37       10.50       570        78,811       75.7       59
241 - 300 Months        29       2,114,488          1.76       11.29       525        72,913       79.9       59
301 - 360 Months       682      65,864,496         54.91       10.41       564        96,576       82.5       50
----------------- ---------- --------------- ------------ ----------- ------------ ---------- ---------- ------------
Total                1,351    $119,949,100        100.00%      10.43%      567       $88,785       78.8%      53
================= ========== =============== ============ =========== ============ ========== ========== ============

                                             DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                        NUMBER      AGGREGATE                   WEIGHTED   WEIGHTED                WEIGHTED WEIGHTED
                          OF        PRINCIPAL     AGGREGATE     AVERAGE    AVERAGE    AVERAGE      AVERAGE  AVERAGE
    REMAINING           MORTGAGE     BALANCE      PRINCIPAL     GROSS      FICO      PRINCIPAL     CURRENT  LOAN AGE
MONTHS TO MATURITY       LOANS     OUTSTANDING     BALANCE      COUPON     SCORE      BALANCE        LTV    (MONTHS)
------------------       -----     -----------     -------      ------     -----      -------        ---    --------
1 - 24 Months              3         $48,908         0.04%       12.04%     589      $16,303        21.4%    100
25 - 36 Months             3          89,221         0.07        10.54      696       29,740        12.8      99
37 - 48 Months             5         208,884         0.17        11.84      586       41,777        52.1     106
49 - 60 Months             2          99,171         0.08        11.31      641       49,586        46.7     121
61 - 72 Months            14         680,484         0.57        10.21      558       48,606        55.6      77
73 - 84 Months            17       1,243,827         1.04        11.13      555       73,166        64.9      77
85 - 96 Months            43       3,505,855         2.92        10.26      615       81,532        62.4      88
97 - 108 Months           67       6,419,343         5.35         9.61      600       95,811        64.9      74
109 - 120 Months          91       7,567,092         6.31        10.02      576       83,155        73.6      65
121 - 180 Months         340      27,499,652        22.93        10.73      559       80,881        78.6      47
181 - 240 Months          71       6,042,624         5.04        10.21      562       85,107        77.5      57
241 - 300 Months         102       9,768,783         8.14        10.39      582       95,772        77.2      70
301 - 360 Months         593      56,775,256        47.33        10.45      561       95,742        83.6      46
------------------ ----------- --------------- ------------ ---------- ----------- ----------- --------- ------------
Total                  1,351    $119,949,100       100.00%       10.43%     567      $88,785        78.8%     53
================== =========== =============== ============ ========== =========== =========== ========= ============


                                               DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                         NUMBER    AGGREGATE                 WEIGHTED   WEIGHTED                 WEIGHTED   WEIGHTED
                           OF      PRINCIPAL   AGGREGATE     AVERAGE    AVERAGE      AVERAGE     AVERAGE    AVERAGE
    CURRENT             MORTGAGE   BALANCE     PRINCIPAL     GROSS      FICO        PRINCIPAL    CURRENT    LOAN AGE
PRINCIPAL BALANCE        LOANS    OUTSTANDING   BALANCE      COUPON     SCORE        BALANCE       LTV      (MONTHS)
-----------------        -----    -----------   -------      ------     -----        -------       ---      --------
$0 - $25,000              25        $433,836         0.36%      11.93%     529        $17,353      49.3%      59
$25,001 - $50,000        152       6,388,311         5.33       10.73      564         42,028      65.2       55
$50,001 - $75,000        499      30,959,683        25.81       10.62      560         62,043      76.8       54
$75,001 - $100,000       266      23,001,452        19.18       10.42      564         86,472      79.9       54
$100,001 - $150,000      285      34,399,309        28.68       10.47      569        120,699      81.8       53
$150,001 - $200,000       75      12,448,887        10.38       10.24      559        165,985      81.8       51
$200,001 - $250,000       28       6,224,408         5.19       10.13      579        222,300      80.2       54
$250,001 - $300,000       15       4,132,340         3.45        9.58      611        275,489      79.1       48
$300,001 - $450,000        6       1,960,874         1.63        9.34      599        326,812      74.2       51
------------------- ---------- --------------- ------------ ---------- ------------ ---------- ---------- -----------
Total                  1,351    $119,949,100       100.00%      10.43%     567        $88,785      78.8%      53
=================== ========== =============== ============ ========== ============ ========== ========== ===========